Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

INSEEGO CORP.

(Name of Registrant as Specified in Its Charter)

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2024 PROXY STATEMENT

AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

August 22, 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Inseego Corp., a Delaware corporation (the “Company”). The Annual Meeting will be held on September 23, 2024, at 12:00 noon Pacific Time, at the Company’s corporate offices located at 9710 Scranton Road, Suite 200, San Diego, California 92121.

Details of the business to be conducted at the Annual Meeting are included in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the meeting, please vote online, by telephone or, if you requested printed copies of these materials, by signing and returning your proxy card. If you hold your shares through an account with a broker, dealer, bank or other nominee, please follow the instructions you receive from them to vote your shares.

We hope that you will be able to attend the Annual Meeting.

Sincerely,

Philip G. Brace
Executive Chairman

9710 Scranton Road, Suite 200 San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date	September 23, 2024

Time	12:00 noon, Pacific Time

Location	Inseego Corp. 9710 Scranton Road, Suite 200 San Diego, California 92121

Items of Business	(1)	Elect one director to serve until the 2027 annual meeting of stockholders;

	(2)	Ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

	(3)	Hold an advisory vote to approve the compensation of our named executive officers, as presented in the proxy statement accompanying this notice;

	(4)	Approve an amendment of the Inseego Corp. 2018 Omnibus Incentive Compensation Plan to increase the number of shares issuable under the plan by 2,500,000 shares;

	(5)	Approve an amendment to the Amended and Restated Inseego Corp. 2000 Employee Stock Purchase Plan to increase the number of shares issuable under the plan by 500,000 shares; and

	(6)	Transact any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

Record Date	Close of business on August 5, 2024

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 23, 2024: The Notice of Annual Meeting of Stockholders, Proxy Statement and the Company’s 2023 Annual Report are available at www.inseego.com/proxymaterials.

By Order of the Board of Directors,

Kurt E. Scheuerman
Corporate Secretary

August 22, 2024

San Diego, California

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in the Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

2024 Annual Meeting of Stockholders

Time and Date	12:00 noon, Pacific Time on September 23, 2024

Location	Inseego Corp., 9710 Scranton Road, Suite 200, San Diego, California 92121

Record Date	Close of business on August 5, 2024

Voting	Stockholders of record as of the Record Date are entitled to one vote per share on each matter to be voted upon at the Annual Meeting.

Entry

Everyone attending the Annual Meeting will be required to present both proof of ownership of the Company’s common stock and valid picture identification, such as a driver’s license or passport. If your shares are held through an account with a broker, dealer, bank or other nominee, you will need a recent brokerage account statement or letter from your broker, dealer, bank or other nominee reflecting stock ownership as of the Record Date. If you do not have both proof of ownership of the Company’s common stock and valid picture identification, you may not be admitted to the Annual Meeting. If you need directions to the Annual Meeting so that you may attend or vote in person, please contact Inseego Corp., 9710 Scranton Road, Suite 200, San Diego, California 92121, Attention: Secretary, or contact the Company’s Secretary by telephone at (858) 812-3400.

Voting and Board Recommendations

The Board of Directors of the Company (the “Board”) is not aware of any matter that will be presented for a vote at the Annual Meeting other than those shown below.

	Proposal	Board Recommendation
1	Election of Director	FOR the nominee
2	Ratification of the Appointment of Marcum LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024	FOR
3	Advisory Vote to Approve the Compensation of our Named Executive Officers	FOR
4	Approve an amendment of the Inseego Corp. 2018 Omnibus Incentive Compensation Plan to increase the number of shares issuable under the plan by 2,500,000 shares	FOR
5	Approve an amendment to the Amended and Restated Inseego Corp. 2000 Employee Stock Purchase Plan to increase the number of shares issuable under the plan by 500,000 shares	FOR

If you are a holder of record on the Record Date, you can vote your shares:

:	By Internet. By logging onto the secure website included on the proxy card or voting instruction form and following the instructions provided.	(	By Telephone. By calling the telephone number listed on the proxy card or voting instruction form and following the instructions provided by the recorded message.

+	By Mail. If you requested printed copies of these materials, by completing, signing, dating and promptly returning the proxy card in the postage-paid return envelope provided with the proxy materials for receipt prior to the Annual Meeting.	I

At the Meeting. By voting in person at the Annual Meeting (if you satisfy the admission requirements, as described above). Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting

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INSEEGO CORP.

9710 Scranton Road, Suite 200

San Diego, California 92121

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

What is the purpose of this proxy statement?

This proxy statement (the “Proxy Statement”) is being furnished to you on behalf of the Board to solicit your proxy to vote at the Company’s Annual Meeting of Stockholders to be held on September 23, 2024, at 12:00 noon, Pacific Time, at the Company’s corporate offices located at 9710 Scranton Road, Suite 200, San Diego, California 92121. The approximate date on which this proxy statement and the enclosed proxy card will be sent to the Company’s stockholders is August 23, 2024.

Who is entitled to vote at the Annual Meeting?

Holders of record of our common stock as of the close of business on August 5, 2024 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting. If your shares of common stock were registered directly in your name with our transfer agent, Computershare Trust Company, at the close of business on the Record Date, then you are a holder of record and are entitled to notice of, and to vote at, the Annual Meeting. If your shares were not directly held in your name, but were held through an account with a broker, dealer, bank or other nominee at the close of business on the Record Date, then your shares are held in “street name” and the organization holding your account is considered the holder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct your broker, dealer, bank or other nominee on how to vote your shares and are invited to attend the Annual Meeting. However, since you are not the holder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker, dealer, bank or other nominee.

How many votes do I have?

Each holder of record as of the Record Date is entitled to one vote for each share of common stock held by such holder on the Record Date.

What will constitute a quorum at the Annual Meeting?

Holders of a majority of the shares of our outstanding common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting, in person or by proxy, to constitute a quorum, which is necessary to conduct the Annual Meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or are present and vote at the Annual Meeting. In addition, votes withheld from the director nominees, abstentions and broker non-votes will be treated as present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. A broker non-vote occurs when a broker, dealer, bank or other nominee holding shares for a beneficial owner submits a proxy for a meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. If there is no quorum, then either the chairman of the meeting or the holders of a majority in voting power of the shares of common stock that are entitled to vote at the meeting, present in person or by proxy, may adjourn the meeting until a quorum is present or represented.

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What matters will be considered at the Annual Meeting and what are the Board’s recommendations on how I should vote my shares?

Below are the matters to be voted upon and the Board’s recommendations:

	Proposal	Board Recommendation
1	Election of One Director	FOR the nominee
2	Ratification of the Appointment of Marcum LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024	FOR
3	Advisory Vote to Approve the Compensation of our Named Executive Officers	FOR
4	Approve an amendment of the Inseego Corp. 2018 Omnibus Incentive Compensation Plan to increase the number of shares issuable under the plan by 2,500,000 shares	FOR
5	Approve an amendment to the Amended and Restated Inseego Corp. 2000 Employee Stock Purchase Plan to increase the number of shares issuable under the plan by 500,000 shares	FOR

How do I cast my vote?

If you are a holder of record on the Record Date, you can vote your shares:

I	At the Meeting. By voting in person at the Annual Meeting (if you satisfy the admission requirements, as described above). Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting.

(	By Telephone. By calling the telephone number listed on the proxy card or voting instruction form and following the instructions provided by the recorded message.

:	By Internet. By logging onto the secure website listed on the proxy card or voting instruction form and following the instructions provided.

+	By Mail. If you requested printed copies of these materials, by completing, signing, dating and promptly returning the proxy card in the postage-paid return envelope provided with the proxy materials for receipt prior to the Annual Meeting.

If you submit a valid proxy to us before the Annual Meeting, we will vote your shares as you direct (unless your proxy is subsequently revoked in the manner described below).

If your shares are held in “street name,” your broker, dealer, bank or other nominee will provide you with instructions on how to vote your shares. To be sure your shares are voted in the manner you desire, you should instruct your broker, dealer, bank or other nominee on how to vote your shares.

Instructing your broker, dealer, bank or other nominee how to vote your shares is important due to the stock exchange rule that prohibits your broker, dealer, bank or other nominee from voting your shares with respect to certain proposals without your express voting instructions.

If you hold your shares in “street name” and wish to attend the Annual Meeting and vote your shares in person, you must obtain a valid proxy from your broker, dealer, bank or other nominee.

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Can I revoke my proxy?

Yes. However, your presence at the Annual Meeting will not automatically revoke your proxy. If you are a registered holder, you may change or revoke your proxy at any time before a vote is taken at the Annual Meeting by giving notice to the Company’s Secretary in writing during the Annual Meeting or in advance of the Annual Meeting by executing and forwarding to the Company’s Secretary a later-dated proxy or by voting a later proxy over the telephone or the Internet. If your shares are held in “street name,” you should check with the broker, dealer, bank or other nominee that holds your shares to determine how to change or revoke your vote.

What if I return a signed proxy card but do not provide voting instructions?

All properly submitted proxies, unless revoked in the manner described above, will be voted at the Annual Meeting in accordance with your instructions on the proxy. If a properly executed proxy gives no specific voting instructions, the shares of common stock represented by such proxy will be voted in accordance with the recommendation of the Board, as described above.

How many votes are required to approve each proposal?

Proposal 1. Assuming that a quorum is present, the director will be elected by a plurality of the votes cast by holders of shares of our outstanding common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. This means that the nominee with the most “FOR” votes will be elected. Shares subject to a “WITHHOLD” vote will have no effect on the election’s outcome, because the candidate who receives the highest number of “FOR” votes are elected, and when candidates run unopposed, they only need a single “FOR” vote to be elected. However, under our Corporate Governance Guidelines, in an uncontested election, the Board will nominate for election or re-election as a director only candidates who agree to tender, prior to being nominated, irrevocable resignations that will be effective if such director nominee receives more “WITHHOLD” votes than “FOR” votes at the Annual Meeting. If a director nominee receives more “WITHHOLD” votes than “FOR” votes at the Annual Meeting, the remaining Board members will determine whether to accept the resignation. See Corporate Governance — Plurality Plus Voting for Directors; Director Resignation Policy below. Broker non-votes will have no effect on Proposal 1.

Proposal 2. Assuming that a quorum is present, the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 will require the affirmative vote of the holders of a majority of the shares of our outstanding common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 2. Proposal 2 is considered a routine matter under applicable rules. A broker, dealer, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal 2.

Proposal 3. Assuming that a quorum is present, the advisory vote to approve the compensation of our named executive officers, as presented in this Proxy Statement, will require the affirmative vote of the holders of a majority of the shares of our outstanding common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 3. Broker non-votes will have no effect on Proposal 3.

Proposal 4. Assuming that a quorum is present, the approval of the amendment of the Inseego Corp. 2018 Omnibus Incentive Compensation Plan (the “Incentive Plan”) to increase the number of shares issuable under the Incentive Plan by 2,500,000 shares will require the affirmative vote of the holders of a majority of the shares of our outstanding common stock present, virtually or by proxy, and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 4. Broker non-votes will have no effect on Proposal 4.

Proposal 5. Assuming that a quorum is present, the approval of the amendment of the Amended and Restated Inseego Corp. 2000 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares issuable under the ESPP by 500,000 shares will require the affirmative vote of the holders of a majority of the shares of our outstanding common stock present, virtually or by proxy, and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 5. Broker non-votes will have no effect on Proposal 5.

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What happens when multiple stockholders share an address?

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single copy of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the proxy materials, please notify your broker and direct a written request to Inseego Corp., 9710 Scranton Road, Suite 200, San Diego, California 92121, Attention: Secretary, or contact the Company’s Secretary by telephone at (858) 812-3400. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of future communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

What does it mean if I received more than one proxy card?

If you requested printed copies of these materials and you received more than one proxy card, your shares are likely registered in more than one name or are held in more than one account. Please complete, sign, date and promptly return each proxy card to ensure that all of your shares are voted.

Who will bear the costs of soliciting votes for the Annual Meeting?

Our Board is soliciting the accompanying proxy, and the Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our directors, officers and employees may also solicit proxies virtually or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be reported in a current report on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a current report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the current report on Form 8-K within four business days after the final voting results are known to us.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 23, 2024

The Notice of Annual Meeting of Stockholders, this Proxy Statement and the 2023 Annual Report are available at www.inseego.com/proxymaterials.

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PROPOSAL 1: ELECTION OF DIRECTOR

The Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors constituting the entire Board, and each class has a three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of their election and qualification until the third annual meeting of stockholders following such election. There are currently five directors serving on the Board and two directors whose terms of office are scheduled to expire at the upcoming Annual Meeting.

Christopher Lytle has decided not to stand for re-election at the Annual Meeting. Accordingly, effective as of the Annual Meeting, the size of the Board will be reduced to four and one nominee will be submitted for reelection at the Annual Meeting. Mr. Lytle’s decision was not due to any disagreement with the Company regarding its operations, policies or practices.

The Nominating and Corporate Governance Committee of our Board (the “Nominating and Corporate Governance Committee”) has recommended that Christopher Harland be elected to serve a three-year term expiring at the 2027 annual meeting of stockholders. Mr. Harland is an incumbent director. No arrangement or understanding exists between Mr. Harland and any other person, pursuant to which he was selected as a director nominee.

Assuming that a quorum is present, directors are elected by a plurality of the votes cast by holders of shares of our outstanding common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. In accordance with our Corporate Governance Guidelines, director nominees agree to tender an irrevocable resignation that will be effective only if such director nominee receives more “WITHHOLD” votes than “FOR” votes at the Annual Meeting. If a director nominee receives more “WITHHOLD” votes than “FOR” votes at the Annual Meeting, the remaining Board members will determine whether to accept the resignation. Broker non-votes will have no effect on this proposal. Proxies cannot be voted for a greater number of persons than one, the number of nominees named above.

This section contains information about the director nominee and the directors whose terms of office continue after the Annual Meeting.

Nominee to be Elected for a Term Expiring at the 2027 Annual Meeting of Stockholders

Christopher Harland	Director since October 2019

Mr. Harland, age 66, was appointed to the Board in October 2019. Mr. Harland is a Partner in the Strategic Advisory Group at PJT Partners, based in New York. Prior to joining PJT Partners, Mr. Harland spent 32 years at Morgan Stanley. From 2008 to March 2015, Mr. Harland served as Chairman and Regional Head of Morgan Stanley Latin America and was also a member of the Management Committee and International Operating Committee. Under his leadership, Morgan Stanley significantly expanded the scope of its operations in Brazil and Mexico and opened new offices in Peru, Colombia and Chile. Before assuming responsibility for Latin America, Mr. Harland was Global Head of the Media and Communications Investment Banking Group from 1996 to 2007. In this capacity he advised many leading media and communications companies on a variety of acquisitions, divestitures and corporate financings. He is a trustee of the New York Studio School, a director of Round Hill Developments and a member of the Council on Foreign Relations. Mr. Harland graduated magna cum laude from Harvard College, attended Oxford University and received a Master of Business Administration from Harvard Business School where he was a George F. Baker Scholar. Mr. Harland’s experience with international expansion and expertise in capital markets provide a valuable background for him to serve as a member of our Board, and as a member of the Audit Committee. Mr. Harland’s term as a director will expire at the 2024 annual meeting of stockholders of the Company.

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Director with Term Expiring at the 2025 Annual Meeting of Stockholders

Philip G. Brace	Director since September 2023

Mr. Brace, age 53, was appointed to the Board in September 2023 and has served as Executive Chairman, on an interim basis, since February 2024. Mr. Brace has 30 years of experience in the semiconductor, server, IoT and storage industries and has served in multiple roles across various disciplines, including software, hardware, engineering, marketing, and sales. His most recent role was as President and CEO of Sierra Wireless Inc. from July 2021 to January 2023, until its acquisition by Semtech. Prior to this, Mr. Brace served as Executive Vice President of Veritas Technologies from 2019 to 2021 and President of Cloud Systems and Electronic Solutions at Seagate Technology from 2015 to 2017. Mr. Brace began his career at Intel Corporation and LSI Corporation, holding various engineering and management roles. Mr. Brace received his Bachelor of Applied Science degree in Computer Engineering from the University of Waterloo and his Master’s degree in Electrical Engineering from California State University, Sacramento. Mr. Brace is also a member of the Board of Directors at Lantronix, Inc. and Blackberry, Inc. Mr. Brace’s extensive executive experience in the semiconductor, server, IoT and storage industries provide a valuable background for him to serve as a member of our Board. Mr. Brace’s term as a director will expire at the 2025 annual meeting of stockholders of the Company.

Directors with Terms Expiring at the 2026 Annual Meeting of Stockholders

James B. Avery	Director since August 2018

Mr. Avery, age 60, was appointed to the Board in August 2018 pursuant to the terms of that certain Securities Purchase Agreement, dated August 6, 2018, by and among the Company, North Sound Trading, L.P. and Golden Harbor Ltd. Mr. Avery joined Tavistock Group in July 2014 and is currently a Senior Managing Director. From 2003 to June 2014, Mr. Avery was a Managing Director and Co-Founder of GCA Savvian, a boutique investment bank, in addition to holding the position of Representative Director for GCA Corporation, GCA Savvian’s parent company publicly traded on the Tokyo Stock Exchange. Prior to GCA Savvian, Mr. Avery spent 10 years at Morgan Stanley, working in the New York and Silicon Valley offices where he advised clients across a number of industries on strategy, merger & acquisitions and capital market transactions. Mr. Avery has also held roles at Edward M. Greenberg Associates, Burson-Marsteller, Westdeutsche Landesbank, and Republic National Bank of New York. Mr. Avery is currently a member of the board of directors of FrontWell Capital Partners. Mr. Avery received his Bachelor of Science in Finance from Miami University. Mr. Avery’s management background and expertise in strategic corporate matters and capital markets provide a valuable background for him to serve as a member of our Board, as Chairman of our Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), and as a member of the Compensation Committee of the Board (the “Compensation Committee”) and the Audit Committee of the Board (the “Audit Committee”). Mr. Avery’s term as a director will expire at the 2026 annual meeting of stockholders of the Company.

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Jeffrey Tuder	Director since June 2017

Mr. Tuder, age 51, was appointed to the Board in June 2017. Mr. Tuder is the Founder and Managing Member of Tremson Capital Management, LLC since April 2015. Mr. Tuder is also Chief Executive Officer of Concord Acquisition Corp II. Prior to founding Tremson, he held investment roles at KSA Capital Management, LLC and at JHL Capital Group, LLC. Previously, Mr. Tuder was a Managing Director of CapitalSource Finance, LLC, and was a member of the private equity investment team at Fortress Investment Group, LLC. Mr. Tuder began his career in various investment capacities at Nassau Capital and ABS Capital Partners. Mr. Tuder currently serves on the board of directors of GCT Semiconductor Holding, Inc. (NASDAQ: GCTS). Mr. Tuder previously served on the board of directors of MRV Communications, Inc., Seachange International, Unico American, and NamTai Property. Mr. Tuder also has served as a director of a number of privately held companies. Mr. Tuder received a Bachelor of Arts degree from Yale College. Mr. Tuder’s private equity and hedge fund investment experience, his expertise in evaluating both public and private investment opportunities across numerous industries, and his ability to think creatively in considering ways to maximize long-term shareholder value provide a valuable background for him to serve as a member of our Board, as Chair of our Audit Committee, Chair of the Compensation Committee, and as a member of the Nominating and Corporate Governance Committee. Mr. Tuder’s term as a director will expire at the 2026 annual meeting of stockholders of the Company.

In the vote on the election of the director nominee, stockholders may:\

•	Vote FOR the nominee; or
•	WITHHOLD authority to vote for the nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVE-NAMED DIRECTOR NOMINEE.

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CORPORATE GOVERNANCE

Director Independence

Under the NASDAQ listing requirements, a majority of the members of our Board must be independent. The Board has determined that Messrs. Avery, Harland, Lytle and Tuder are each “independent” of the Company and management within the meaning of the NASDAQ listing requirements. Mr. Brace is not currently “independent” under the NASDAQ listing requirements because he is currently serving as Executive Chairman on an interim basis.

Director Nominations

Qualifications. The Nominating and Corporate Governance Committee considers several factors in its evaluation of director candidates, including the members of the Board eligible for re-election. These factors include relevant business experience, expertise, character, judgment, length of potential service, diversity, independence, other commitments and the current needs of the Board and its committees. In the case of incumbent directors, the Nominating and Corporate Governance Committee also considers a director’s overall service to the Company during his or her term, including the number of meetings attended, level of participation and quality of performance.

While the Nominating and Corporate Governance Committee has not established specific criteria related to a director candidate’s education, experience level or skills, it expects qualified candidates will have appropriate experience and a proven record of business success and leadership.

Diversity. The Nominating and Corporate Governance Committee believes the Board should be comprised of a diverse group of individuals with significant and relevant senior management and leadership experience, an understanding of technology relevant to the Company and its business, a long-term and strategic perspective and the ability to advance constructive debate and a global perspective. The Nominating and Corporate Governance Committee believes in seeking nominees who contribute to the diversity of the Board, considered from a number of aspects, including but not limited to gender, age, race, ethnicity, nationality, cultural background, education, professional experience, skills, and industry knowledge.

Our Corporate Governance Guidelines provide that in any formal search for Board candidates, the Nominating and Corporate Governance Committee should request that any search firm that it engages include qualified candidates that would contribute to the diversity of the Board (taking into account the current composition of the Board) in the initial pool from which the committee selects director candidates.

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Board Diversity Matrix.The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

	As of July 15, 2024*		As of July 15, 2023
	Male	Female	Male	Female
Total Number of Directors	5		5
Directors	5	0	4	1
Demographic Information
White	5	0	4	1

* As a result of the resignation of Stephanie Bowers from the Board on July 1, 2024, the Company does not currently meet the applicable diversity objectives set forth under Nasdaq Rule 5605(f)(2). The Company is relying on the grace period provided by this Rule 5605(f)(6)(B).

Retirement Policy. The Nominating and Corporate Governance Committee has adopted a retirement policy that provides that a non-management director will not be nominated for a term that would begin after such director’s 72nd birthday. The policy enables the Board to approve the nomination of a non-management director after the age of 72 if, due to special or unique circumstances, it is in the best interest of the Company and its stockholders that such director continue to be nominated for re-election to the Board.

Stockholder Recommendations and Nominations.The Nominating and Corporate Governance Committee considers recommendations of potential director candidates from stockholders based on the same criteria as a candidate identified by an individual director or the Nominating and Corporate Governance Committee.

In order to nominate a person for election at our next annual meeting of stockholders, a stockholder must provide timely notice in proper form and delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 120th day nor later than the close of business on the 90th day prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, the recommendation must be delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting of stockholders and not later than the close of business on the 90th day prior to such annual meeting of stockholders or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting of stockholders was first made. A stockholder’s notice recommending a candidate must include the following:

•	As to each Nominating Person (as defined below):

(i)	the name and address of such Nominating Person (including, if applicable, the name and address that appear on the Company’s books and records); and

(ii)	the class or series and number of shares of the Company’s common stock that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”)) by such Nominating Person;

•	As to each Nominating Person, any Disclosable Interests (as defined in Section 5(c)(ii) of the Amended and Restated Bylaws of the Company (the “Bylaws”));

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•	As to each Nominating Person:

(i)	a representation that the Nominating Person is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose the recommendation; and
(ii)	a representation as to whether the Nominating Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the recommendation and/or (2) otherwise to solicit proxies or votes from stockholders in support of the recommendation; and

•	As to each person whom a Nominating Person proposes to nominate for election as a director:

(i)	all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(ii)	a description of all direct and indirect compensation and other material agreements, arrangements, and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective associates or any other participants in such solicitation, and any other persons with whom such proposed nominee (or any of his or her respective associates or other participants in such solicitation) is Acting in Concert (as defined in Section 5(c) of the Bylaws), on the other hand; and

(iii)	a completed and signed questionnaire, representation, and agreement as provided in Section 6(h) of the Bylaws.

For purposes of this Proxy Statement, the term “Nominating Person” shall mean:

(i)	the stockholder providing the notice of the nomination proposed to be made at the meeting;

(ii)	the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made;

(iii)	any participant with such stockholder or beneficial owner in such solicitation or associate of such stockholder or beneficial owner; and

(iv)	any other person with whom such stockholder or such beneficial owner (or any of their respective associates or other participants in such solicitation) is Acting in Concert (as defined in Section 5(c) of the Bylaws).

The Nominating Person’s notice must be signed and delivered to Inseego Corp. c/o Secretary, 9710 Scranton Road, Suite 200, San Diego, California 92121.

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Plurality Plus Voting for Directors; Director Resignation Policy

Our Corporate Governance Guidelines contain a “plurality plus” voting standard for the election of directors. Pursuant to our Bylaws, directors are elected by a plurality of the votes cast at a meeting of stockholders. However, the “plurality plus” voting standard provides that, in an uncontested election (that is, an election where the number of persons properly nominated to serve as directors does not exceed the number of directors to be elected), the Board will nominate for election or re-election as a director only candidates who agree to tender, prior to being nominated, irrevocable resignations that will be effective if (i) the candidate receives more “WITHHOLD” votes than “FOR” votes at an annual meeting at which they are elected, and (ii) the Board accepts the resignation.

If a director receives more “WITHHOLD” votes than “FOR” votes at an annual meeting at which he or she is elected, the Nominating and Corporate Governance Committee will act on an expedited basis to consider whether the Board should accept or reject such director’s resignation and will submit a recommendation to the Board for prompt consideration by the Board. The Nominating and Corporate Governance Committee will consider all factors deemed relevant by the members of such committee when considering whether the Board should accept or reject such director’s resignation. The Board then is required to act on the committee’s recommendation no later than ninety (90) days after certification of stockholder vote for the election, provided that the period may be extended by an additional ninety (90) days if the Board determines that such an extension is in the best interest of the Company and its stockholders. A director whose resignation is under consideration is expected to abstain from any decisions by either the Nominating and Corporate Governance Committee or the Board regarding such director’s resignation.

Following the Board’s decision, we will promptly disclose the Board’s decision to accept or reject the resignation by filing a Current Report on Form 8-K, including a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation.

Code of Conduct and Ethics

The Board has adopted a Code of Conduct and Ethics that is applicable to all of our directors, officers and employees. The purpose of the Code of Conduct and Ethics is to, among other things, focus our directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report concerns regarding possible unethical or unlawful conduct and to help enhance and formalize our culture of integrity, respect and accountability. We distribute copies of the Code of Conduct and Ethics to, and conduct periodic training sessions regarding its content for, our newly elected directors and newly hired officers and employees. We will post information regarding any amendment to, or waiver from, our Code of Conduct and Ethics on our website as required by applicable law. A copy of our Code of Conduct and Ethics is available on our website at investor.inseego.com under “Corporate Governance”.

Anti-hedging and Pledging Policy

The Company’s Insider Trading Policy prohibits any pledging or hedging activities in the Company’s stock by the Company’s executive officers, members of the Board and certain other Company employees. The prohibited activities include any pledge of Company stock as well as transactions such as short sales, puts or calls.

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Communications with the Board

Stockholders and other interested parties may communicate with the Board, the non-management directors or specific directors by mail addressed to Inseego Corp. c/o Secretary, 9710 Scranton Road, Suite 200, San Diego, California 92121.

The communication should clearly indicate whether it is intended for the Board, the non-management directors or a specific director. Our Secretary will review all communications and will, on a periodic basis, forward all communications to the appropriate director or directors, other than those communications that are merely solicitations for products or services or that relate to matters that are clearly improper or irrelevant to the functioning of the Board.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

The Board currently consists of five members. As a result of Mr. Lytle’s decision not to stand for re-election at the Annual Meeting, effective as of the Annual Meeting the size of the Board will be reduced to four. The Board is divided into three classes with each class serving a three-year term. The term of one class expires at each annual meeting of stockholders of the Company.

There are no family relationships among any of our directors and/or executive officers. There are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors.

Board Meetings and Director Attendance

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his duties and to attend all meetings of the Board and the committees on which he serves. In 2023, the Board met six times and each incumbent Board member attended at least 75% of the meetings of the Board and the committees on which he served during the period for which he was a director or committee member.

Annual Meeting of Stockholders

While we encourage our directors to attend our annual meetings of stockholders, we do not have a formal policy regarding their attendance. All of our then-current directors attended the 2023 annual meeting of stockholders.

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Board Committees

The Board currently has three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee. The Board also appoints various ad hoc committees from time to time, as necessary. Each standing committee operates under written charters adopted by the Board, which are publicly available on our website at investor.inseego.com under “Corporate Governance.” You may also obtain a copy of these charters by sending a written request to our Secretary at our principal executive offices.

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board appoints committee members annually. The table below sets forth the current composition of our standing Board committees:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
James B. Avery	Member	Member	Chair
Christopher Harland	Member
Jeffrey Tuder	Chair	Chair	Member

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements and internal control over financial reporting.

The functions and responsibilities of the Audit Committee include:

•	engaging our independent registered public accounting firm and conducting an annual review of the independence of that firm;

•	reviewing with management and the independent registered public accounting firm the scope and the planning of the annual audit;

•	reviewing the annual audited financial statements and quarterly unaudited financial statements with management and the independent registered public accounting firm;

•	reviewing the findings and recommendations of the independent registered public accounting firm and management’s response to the recommendations of that firm;

•	discussing with management and the independent registered public accounting firm, as appropriate, the Company’s policies with respect to financial risk assessment and financial risk management;

•	overseeing compliance with applicable legal and regulatory requirements, including ethical business standards;

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•	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

•	establishing procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	preparing the Audit Committee Report to be included in our annual proxy statement;

•	monitoring ethical compliance, including review of related party transactions; and

•	periodically reviewing the adequacy of the Audit Committee charter.

In 2023, the Audit Committee met four times.

Our independent registered public accounting firm reports directly to the Audit Committee. Each member of the Audit Committee must have the ability to read and understand fundamental financial statements and at least one member must have past employment experience in finance or accounting, and the requisite professional certification in accounting or another comparable experience or background. The Board has determined that each member of the Audit Committee is “independent” as defined by the NASDAQ listing requirements and SEC rules. The Board has also determined that Mr. Tuder, the Chair of the Audit Committee, meets the requirements of an “audit committee financial expert” as defined by SEC rules.

Compensation Committee

The Compensation Committee establishes, administers and oversees compliance with our policies, programs and procedures for compensating our executive officers and the Board.

The functions and responsibilities of the Compensation Committee include:

•	establishing and reviewing our general compensation policies and levels of compensation applicable to our executive officers and our non-management directors;

•	evaluating the performance of, and determining the compensation for, our executive officers, including our Chief Executive Officer;

•	reviewing regional and industry-wide compensation practices in order to assess the adequacy and competitiveness of our executive compensation programs;

•	administering our employee benefits plans, including approving awards of stock, restricted stock units (“RSUs”) and stock options to employees and other parties under our equity incentive compensation plans; and

•	periodically reviewing the adequacy of the Compensation Committee charter.

In 2023, the Compensation Committee met four times. The Board has determined that each member of the Compensation Committee is “independent” as defined by the NASDAQ listing requirements and SEC rules.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee considers, evaluates and nominates director candidates, including the members of the Board eligible for re-election and the recommendations of potential director candidates from stockholders.

The functions and responsibilities of the Nominating and Corporate Governance Committee include:

•	developing and recommending a set of corporate governance guidelines applicable to the Company;

•	identifying and evaluating candidates to serve on the Board, including determining whether incumbent directors should be nominated for re-election to the Board, and reviewing and evaluating director nominees submitted by stockholders;

•	reviewing possible conflicts of interest of prospective Board members;

•	recommending director nominees;

•	establishing procedures and guidelines for individuals to be considered to become directors;

•	recommending the appropriate size and composition of the Board and each of its committees;

•	overseeing periodic evaluations of the performance of the Board, the Board committees and the directors;

•	monitoring the continued legal compliance of our established principles and policies; and

•	periodically reviewing the adequacy of the Nominating and Corporate Governance Committee charter.

In 2023, the Nominating and Corporate Governance Committee met four times. The Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined by the NASDAQ listing requirements.

Board Leadership Structure

The Company’s policy as to whether the roles of Chair of the Board and Chief Executive Officer should be combined is based on the Company’s needs at any particular time. During 2023, Jeffrey Tuder served as Chair of the Board as an independent director. Upon the departure of Ashish Sharma as the Company’s Chief Executive Officer in February 2024, the Board appointed Philip Brace to act as Executive Chairman on an interim basis.

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Board’s Role in Risk Oversight

The Board plays an active role in the Company’s risk oversight and is responsible for overseeing the processes established to report and monitor systems that mitigate material risks applicable to the Company. The Board delegates certain risk management responsibilities to the committees of the Board. The Audit Committee reviews and discusses with management the Company’s policies regarding risk assessment and risk management and the Company’s significant financial risk exposures and the actions that management has taken to limit, monitor or control those exposures. The Compensation Committee reviews the compensation of the Company’s executive officers at least annually and considers the design of compensation programs and arrangements and potential risks presented thereby. The Nominating and Corporate Governance Committee considers potential risks presented by corporate governance issues affecting the Company and makes recommendations to the Board as appropriate. Each of these committees regularly reports to the Board on matters that involve the specific areas of risk that each committee oversees.

Compensation Committee Interlocks and Insider Participation

Messrs. Avery and Tuder served on our Compensation Committee during 2023. None of the members of our Compensation Committee during 2023 has ever been one of our officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee. Before he was appointed as Executive Chairman, Philip Brace served on the Compensation Committee. He was removed from the Compensation Committee upon his appointment as Executive Chairman.

Director Compensation

We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on the Board. Upon the recommendation of the Compensation Committee, the Board makes all compensation decisions for our non-management directors. In recommending director compensation, the Compensation Committee considers, among other things, the amount of time required of directors to fulfill their duties. A director who is also an employee of the Company does not receive additional compensation for serving as a director.

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Cash Compensation. The Board has approved the following components of the annual cash retainer fee to our non-management directors for Board and Board committee service in 2023 (which amounts are prorated for directors who only served for a portion of the year):

	Chair		Member
Board of Directors	$80,000	(1)	$40,000
Audit Committee	$20,000		$10,000
Compensation Committee	$14,000		$6,000
Nominating and Corporate Governance Committee	$10,000		$5,000

__________________________

(1)	For independent directors only. If the Chair is also an employee or officer of the Company they will not receive payment for service as Board Chair beyond their salary (other than the arrangement regarding Mr. Brace’s service as Executive Chairman on an interim basis, described below). Effective June 1, 2023, the Board approved an temporary increase in Mr. Tuder’s compensation through June 30, 2024 to a monthly fee of $35,000 per month (in lieu of any other cash compensation) as compensation for various special projects Mr. Tuder has been engaged in at the request and direction of the Board, with a goal of achieving sustainable positive free cash flow, including but not limited to: (i) assisting management to identify and implement cost savings and operational efficiencies; (ii) overseeing initiatives to improve the Company’s balance sheet and optimize the Company’s capital structure; (iii) reviewing and assessing the Company’s strategy and consideration of strategic alternatives; and (iv) optimizing the Company’s management and organizational structure. In February 2024, in connection with Mr. Brace’s appointment as Executive Chairman on an interim basis, the Board approved a temporary increase in Mr. Brace’s director compensation to $20,000 per month for so long as he serves in such capacity. In addition, on July 30, 2024 the Board awarded Mr. Brace 32,397 fully vested RSUs as compensation for his service as Executive Chairman of the Company through such date, and 100,000 RSUs, which shall vest 50% in six months and 50% in 12 months, subject to Mr. Brace’s continued service as Executive Chairman.

Equity-Based Compensation. The Board approved the following components for equity compensation to be awarded to each non-management director of the Company for fiscal 2023.

•	An initial equity award upon joining the Board in the form of RSUs with an economic value of $145,000. The RSUs vest in three equal annual installments beginning with the first anniversary of the grant date.

•	Thereafter, an annual equity award in the form of RSUs with an economic value of $125,000 that vests in full on the first anniversary of the grant date.

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Director Compensation Table. The table below summarizes the compensation paid to our non-management directors for service on the Board for the fiscal year ended December 31, 2023. In addition to the payments below, the Company reimburses directors for reasonable out-of-pocket expenses incurred in connection with attending Board and Board committee meetings.

Name	Fees Earned in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
James B. Avery(3)	66,000	125,000	–	191,000
Stephanie Bowers	45,000	125,000	–	170,000
Philip Brace(4)	11,087	145,000	–	156,087
Christopher Harland	50,000	125,000	–	175,000
Christopher Lytle	40,000	125,000	–	165,000
Jeffrey Tuder	324,333	125,000	–	449,333

_____________________

(1)	Represents the aggregate grant date fair value of the equity awards granted in 2022 as computed in accordance with Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 8, Share-based Compensation, in the 2023 Annual Report.
(2)	The following table shows, for each of our non-management directors, the aggregate number of shares subject to stock options and unvested stock awards outstanding as of December 31, 2023. The number of shares are presented on a split-adjusted basis, following the Company’s 1-for-10 reverse stock split, effective January 23, 2024.

Name	Stock Awards (#)	Option Awards (#)
James B. Avery (issued to Tavistock Financial LLC)	21,551	–
Stephanie Bowers	22,013	–
Philip Brace	35,365
Christopher Harland	21,551	–
Christopher Lytle	21,551	–
Jeffrey Tuder	21,551	5,690

(3)	As required by the terms of his employment with Tavistock Financial, LLC, all cash director fees earned by Mr. Avery are paid to Tavistock Foundation, Inc., a non-profit incorporated and existing under the laws of the State of Florida, and all equity awards to which he would be entitled for service as a director of the Company are issued to Tavistock Financial LLC.
(4)	Mr. Brace was appointed to the Board effective as of September 19, 2023.
(5)	As noted above, effective June 1, 2023, Board approved an temporary increase in Mr. Tuder’s compensation through June 30, 2024 to a monthly fee of $35,000 per month (in lieu of any other cash compensation) as compensation for various special projects Mr. Tuder has been engaged in at the request and direction of the Board, with a goal of achieving sustainable positive free cash flow, including but not limited to: (i) assisting management to identify and implement cost savings and operational efficiencies; (ii) overseeing initiatives to improve the Company’s balance sheet and optimize the Company’s capital structure; (iii) reviewing and assessing the Company’s strategy and consideration of strategic alternatives; and (iv) optimizing the Company’s management and organizational structure.

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INFORMATION REGARDING OUR EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current executive officers:

Executive	Age	Title
Philip Brace	53	Executive Chairman
Steven Gatoff	57	Chief Financial Officer

The biographical information with respect to Mr. Brace included above is incorporated herein by reference.

Steven Gatoff has served as the Company’s Chief Financial Officer since September 2023. Before joining Inseego, Mr. Gatoff, served as chief financial officer ("CFO") of Edge Case Research, Inc. from early 2023 to September 2023. Before that, he worked as CFO of each of the following corporations: HALO Dx, Inc. in 2022; Absolute Software Corporation from 2020 to 2022; 8x8, Inc. from 2018 to 2020; PagerDuty, Inc. from 2016 to 2018; Rapid7, Inc. from 2013 to 2016; and iPass, Inc. from 2009 to 2013. Prior to these positions, Mr. Gatoff held senior finance roles at United Online, Inc., Sterling Commerce, Inc. and VeriSign Inc. Earlier in his career, Mr. Gatoff worked as an investment banker at several Wall Street firms including Bear Stearns & Co., Credit Suisse First Boston and Morgan Stanley. He began his career as an auditor with Deloitte & Touche. Mr. Gatoff earned a Master of Business Administration (MBA) degree from Columbia University and a Bachelor of Science (BS) degree from the University of Vermont. He is a certified public accountant (CPA).

There are no family relationships among any of our executive officers and/or directors. There are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our current executive officers.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following information describes the material elements of compensation for the Company’s named executive officers for the year ended December 31, 2023, which consist of: (1) Ashish Sharma, our former President and Chief Executive Officer; (2) Steven Gatoff, our Chief Financial Officer; (3) Doug Kahn, our former Executive Vice President of Operations; and (4) Robert Barbieri, our former Chief Financial Officer.

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Summary Compensation Table

The following table sets forth information regarding the compensation of our named executive officers for the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Ashish Sharma(4)	2023	500,000	–	–	–	12,500	512,500
Former Chief Executive Officer & President	2022	482,308	–	956,000	3,741,983	12,056	5,192,344
Steven Gatoff (5)	2023	96,923	–	–	83,475	–	180,398
Chief Financial Officer
Robert Barbieri(6)	2023	292,307	–	–	–	101,076	393,384
Former Chief Financial Officer	2022	400,000	–	–	–	10,154	410,154
Doug Kahn(7)	2023	281,250	–	–	–	82,968	364,218
Former Executive Vice President, Operations	2022	325,000	–	–	–	9,000	334,000

____________________

(1)	No bonuses were earned with respect to the Company’s performance for fiscal 2022 or 2023.
(2)	Represents the aggregate grant date fair value of the stock and option awards granted in the respective fiscal year as computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 8, Share-based Compensation, in the Original Form 10-K.
(3)	See the All Other Compensation table below for additional information.
(4)	Mr. Sharma served as the Company’s Chief Executive Officer until February 24, 2024.
(5)	Mr. Gatoff joined as the Company’s Chief Financial Officer starting September 14, 2023.
(6)	Mr. Barbieri served as the Company’s Chief Financial Officer until September 14, 2023.
(7)	Mr. Kahn served as the Company’s Executive Vice President, Operations until November 4, 2023.

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All Other Compensation

The following table sets forth information concerning All Other Compensation in the table above:

Name	Year	401(k) Employer Match ($)	Other Compensation ($)		Total ($)
Ashish Sharma	2023	12,500	–		12,500
	2022	12,056	–		12,056
Steven Gatoff	2023	–	–		–
Robert Barbieri	2023	8,769	92,307	(1)	101,076
	2022	10,154	–		10,154
Doug Kahn	2023	8,437	74,531	(2)	82,968
	2022	9,000	–		9,000

(1)	Represents severance pay pursuant to Mr. Barbieri’s change in control and severance agreement, as described below under “Narrative Discussion of Summary Compensation Table - Severance and Change-in-Control Arrangements.”
(2)	Represents (1) severance pay of $50,000 pursuant to Mr. Kahn’s change in control and severance agreement, as described below under “Narrative Discussion of Summary Compensation Table - Severance and Change-in-Control Arrangements”; and (2) accrued vacation paid upon termination of $24,531.

Narrative Discussion of Summary Compensation Table

Components of Executive Compensation

The elements of the Company’s compensation program are base salaries, bonus compensation based upon incentive goals and objectives and stock-based equity awards. Our compensation program is designed to balance our need to provide our named executive officers with incentives to achieve our short- and long-term performance goals with the need to pay competitive base salaries. There is no pre-established policy for allocating between cash and non-cash or short-term or long-term compensation. Each named executive officer’s current and prior compensation is considered in setting future compensation.

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Base Salaries. Base salary is the guaranteed element of employees’ annual cash compensation. Base salaries are generally based on relative responsibility and are targeted to provide competitive guaranteed cash compensation. The value of base salary reflects the employee’s long-term performance, skill set and the market value of that skill set. Base salaries for our named executive officers are reviewed on an annual basis and adjustments are made to reflect performance-based factors, as well as competitive conditions.

The base salaries for each of the named executive officers for 2023 are shown in the following table.

Name	2023 Base Salary
Ashish Sharma	$500,000
Steven Gatoff	$350,000
Robert Barbieri	$400,000
Doug Kahn	$325,000

Annual Incentive Bonuses. Each of our named executive officers is eligible to earn an incentive bonus each fiscal year, with such bonuses awarded based on achievement of corporate financial goals established by the Compensation Committee. Each named executive officer has a target bonus expressed as a percentage of the named executive officer’s base salary. We require that participants continue to be employed through the payment date to receive a bonus. Participants hired during the year are eligible to receive a pro rata bonus based on the portion of the year that they were employed by the Company. For 2023, the target annual bonuses for our named executive officers were as follows:

Target Bonus
Name	% of Salary
Ashish Sharma	65%
Steven Gatoff	50%
Robert Barbieri	50%
Doug Kahn	40%

In 2023, the Company failed to meet the performance measures established by the Compensation Committee, and no bonuses were awarded to the named executive officers. Based on individual performance, the Compensation Committee has discretion to adjust bonus payouts – either up or down – to reflect the individual performance of each named executive officer during the year. No discretionary bonuses were awarded during 2023 to the named executive officers.

Equity Compensation. We offer stock options and restricted stock units to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. Generally, our stock options granted to new hires have vested as to 25% of the total number of option shares on the first anniversary of the award and in equal monthly installments over the following 36 months. Restricted stock units generally vest at a rate of 25% of the total number of shares on each anniversary of the grant date.

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Perquisites and Other Benefits. The Company does not provide significant perquisites or personal benefits to our named executive officers. Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees generally.

Retirement Plans. We currently maintain a 401(k) retirement savings plan that allows eligible employees to defer a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax or after-tax basis through contributions to the plan. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees generally. Currently, we match contributions made by participants in the 401(k) plan at $0.50 for each $1.00 contributed on up to 6% an employee’s eligible compensation. We believe that providing a vehicle for retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Severance and Change-in-Control Arrangements. We generally enter into offer letters, rather than formal employment agreements, with our named executive officers. The letters set forth the initial salary and bonus targets for each named executive officer. In addition, each of the named executive officers, as well as certain other key employees, is a party to a change in control and severance agreement with the Company. The principal purpose of the agreements is to protect the Company from certain business risks (e.g., threats from loss of confidentiality or trade secrets, disparagement, solicitation of customers and employees) and to define the Company’s right to terminate the employment relationship. In return, the executive officers are provided assurances with regard to salary and other compensation and benefits, as well as certain severance benefits.

The Company entered into Change-in-Control and Severance Agreements with Messrs. Sharma, Gatoff, Barbieri and Kahn - all with substantially identical provisions - to provide severance benefits in the event the executive’s employment is terminated. A description of the material terms of the agreements, including the severance benefits payable under these agreements is set forth below.

Under the terms of the agreements, if the employment of a named executive officer is terminated by the Company without cause or by the named executive officer for good reason not in connection with a Change-in-Control, then the named executive officer is entitled to the following severance benefits:

•	an amount equal to the named executive officer’s unpaid base salary and incentive pay through the date of termination and any other amounts owed to the named executive officer under our compensation plans;

•	an amount equal to six months of the named executive officer’s base salary, payable in cash in the form of salary continuation;

•	immediate vesting of the portion of the named executive officer’s outstanding equity awards under our compensation plans that would have vested or become exercisable had his employment continued through the next vesting date;

•	a lump-sum bonus payment equal to the pro-rated portion of the target bonus in the year of termination based on actual achievement of corporate performance goals and assumed full achievement of any individual performance goals; and

•	continued participation for up to nine months by the named executive officer and his dependents in our group health plan, at the same benefit and contribution levels in effect immediately prior to the termination;

provided, however, that in order to receive the aforementioned severance benefits (other than the named executive officer’s unpaid base salary and incentive pay through the date of termination and any other amounts owed to the named executive officer under our compensation plans), the named executive officer must execute a general release of claims. Each of Messrs. Sharma, Barbieri and Kahn became entitled to receive the foregoing severance and other benefits in connection with their departures from the Company.

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Under the agreements, subject to the executive’s execution of a general release of claims (other than with respect to the first severance benefit noted below), the named executive officer is entitled to the following severance benefits, in lieu of the benefits described above, if the named executive officer’s employment is terminated by the Company without cause or by the named executive officer for good reason during a Change-in-Control Period:

•	an amount equal to the named executive officer’s unpaid base salary and incentive pay through the date of termination and any other amounts owed to the named executive officer under our compensation plans;

•	an amount equal to the sum of 18 months of the named executive officer’s base salary;

•	an amount equal to 12 months of the named executive officer’s target annual bonus opportunity;

•	immediate vesting of outstanding equity awards under our compensation plans; and

•	continued participation for up to 18 months by the named executive officer and his dependents in our group health plan, at the same benefit and contribution levels in effect immediately before the termination.

 The Change-in-Control and Severance Agreements described above utilize the following definitions:

►	“Cause” means:

•	any act of material misconduct or material dishonesty by the named executive officer in the performance of his or her duties;

•	any willful failure, gross neglect or refusal by the named executive officer to attempt in good faith to perform his or her duties to the Company or to follow the lawful instructions of the Board (except as a result of physical or mental incapacity or illness) which is not promptly cured after written notice;

•	the named executive officer’s commission of any fraud or embezzlement against the Company (whether or not a misdemeanor);

•	any material breach of any written agreement with the Company, which breach has not been cured by the named executive officer (if curable) within 30 days after written notice thereof to the named executive officer by the Company;

•	the named executive officer’s being convicted of (or pleading guilty or nolo contendere to) any felony or misdemeanor involving theft, embezzlement, dishonesty or moral turpitude; and/or

•	the named executive officer’s failure to materially comply with the material policies of the Company in effect from time to time relating to conflicts of interest, ethics, codes of conduct, insider trading, or discrimination and harassment, or other breach of the named executive officer’s fiduciary duties to the Company, which failure or breach is or could reasonably be expected to be materially injurious to the business or reputation of the Company.

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•	“Good Reason” means the occurrence, without the named executive officer ’s consent, for more than 30 days after such named executive officer provides the Company a written notice detailing such conditions of:

•	a material diminution in his or her base compensation;

•	a material diminution in his or her job responsibilities, duties or authorities; or

•	a relocation of his or her principal place of work by more than 50 miles.

►	“Change-in-Control” means:

•	a transaction after which an individual, entity or group owns 50% or more of the outstanding shares of our common stock, subject to limited exceptions;

•	a sale of all or substantially all of the Company’s assets; or

•	a merger, consolidation or similar transaction, unless immediately following such transaction (a) the holders of our common stock immediately prior to the transaction continue to beneficially own more than 50% of the combined voting power of the surviving entity in substantially the same proportion as their ownership immediately prior to the transaction, (b) no person becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the outstanding shares of the voting securities eligible to elect directors of the surviving entity and (c) at least a majority of the members of the board of directors of the surviving entity immediately following the transaction were also members of the Board at the time the Board approved the transaction.

►	“Change-in-Control Period” means the period commencing 30 days prior to a Change-in-Control and ending on the 12-month anniversary of such Change-in-Control.

2023 Say-On-Pay Vote. At our 2023 annual meeting of stockholders, our stockholders approved, on a non-binding, advisory basis, the compensation paid to our named executive officers described in our 2023 proxy statement. Approximately 90.6% of the votes cast on the matter were voted in favor of this “say-on-pay” approval. The Board and the Compensation Committee considers the voting results when establishing our executive compensation programs.

Clawback Policy. On October 24, 2023, the Compensation Committee of the Board adopted an Executive Officer Clawback Policy (the “Clawback Policy”). The Clawback Policy, which became effective immediately, is administered by the Compensation Committee. The Clawback Policy provides that in the event that the Company is required to prepare an accounting restatement to correct the Company’s material noncompliance with any financial reporting requirement under securities laws, including restatements that correct an error in previously issued financial statements (a) that is material to the previously issued financial statements or (b) that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (collectively, a “Restatement”), the Company shall recover erroneously awarded incentive-based compensation from its Officers. The recovery of such compensation applies regardless of (i) whether an Officer engaged in misconduct or otherwise caused or contributed to the requirement for a Restatement, and (ii) whether or when the Company files restated financial statements.

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Tax Considerations. Section 162(m) of the Internal Revenue Code generally prohibits a publicly-held company from deducting compensation paid to a current or former named executive officer that exceeds $1 million during the tax year. Certain awards granted before November 2, 2017 that were based upon attaining pre-established performance measures that were set by the Compensation Committee under a plan approved by our stockholders, as well as amounts payable to former executives pursuant to a written binding contract that was in effect on November 2, 2017, may qualify for an exception to the $1 million deductibility limit.

The Compensation Committee notes this deductibility limitation as one of the factors in its consideration of compensation matters. However, the Compensation Committee generally has the flexibility to take any compensation-related actions that it determines are in the Company’s and its stockholders’ best interest, including designing and awarding compensation for our executive officers that is not fully deductible for tax purposes.

Stock Ownership Requirements. The Board has historically encouraged its members and members of senior management to acquire and maintain stock in the Company to link the interests of such persons to the stockholders. However, neither the Board nor the Compensation Committee has established stock ownership guidelines for members of the Board or the executive officers of the Company.

Securities Trading Policy/Hedging Prohibition. Officers and other employees may not engage in any transaction in which they may profit from short-term speculative swings in the value of the Company’s securities. This includes “short sales” (selling borrowed securities which the seller hopes can be purchased at a lower price in the future) or “short sales against the box” (selling owned, but not delivered securities), “put” and “call” options (publicly available rights to sell or buy securities within a certain period of time at a specified price) and hedging transactions, such as zero-cost collars and forward sale contracts. In addition, this policy is designed to ensure compliance with all insider trading rules.

Indemnification Agreements. The Company has entered into indemnification agreements with each of its directors and executive officers (each, an “Indemnitee”). In general, the indemnification agreements provide that, subject to certain limitations, the Company will indemnify and hold harmless each Indemnitee against all expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee or on such Indemnitee’s behalf, in connection with certain pending, completed or threatened proceedings, as defined in the indemnification agreements, if the Indemnitee acted in good faith and reasonably in the best interests of the Company and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding the stock options and RSUs held by our named executive officers that were outstanding at December 31, 2023.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1) (2)		Option Exercise Price ($)(1)	Option Expiration Date	Number of shares of stock that have not vested (#)(1)(3)	Market value of shares of stock that have not vested ($)(4)
Ashish Sharma	3/1/2022	–	–		–	–	15,000	33,000
	3/1/2022	–	25,000	(5)	47.80	3/1/2032
	3/1/2022	–	25,000	(5)	75.00	3/1/2032
	3/1/2022	–	25,000	(5)	100.00	3/1/2032
	3/1/2022	–	25,000	(5)	150.00	3/1/2032
	3/1/2022	–	25,000	(5)	200.00	3/1/2032
	6/6/2021	15,625	9,375		96.60	6/6/2031
	2/5/2020	23,958	1,042		77.00	2/5/2030
	7/30/2018	25,000	–		18.00	7/30/2028
	9/25/2017	15,000	–		13.80	9/25/2027

Steven Gatoff	09/14/2023	–	25,000		4.73	9/14/2033

Robert Barbieri	–	–	–		–	–

Doug Kahn	06/30/2021	4,960	–		100.90	06/30/2031
	7/29/2020	2,032	–		137.20	7/29/2030
	10/4/2019	3,334	–		47.80	10/4/2029
	2/13/2019	10,005	–		48.40	2/13/2029

______________________________________

(1)	Number of shares and shares prices are presented on a split-adjusted basis, following the Company’s 1-for-10 reverse stock split, effective January 23, 2024.
(2)	Unless otherwise indicated, stock options are scheduled to vest over a four-year period, with one-fourth vesting on the first anniversary of the grant date and the remainder vesting ratably on a monthly basis thereafter through the fourth anniversary of the grant date.
(3)	Represents RSU awards. RSUs are scheduled to vest over a four-year period, with one-fourth vesting on the first anniversary of the grant date and the remainder vesting ratably on a monthly basis thereafter through the fourth anniversary of the grant date.
(4)	Calculated based on the closing price per share of our common stock on December 30, 2023.
(5)	Twenty-five percent (25%) of the shares subject to the options shall be first eligible to vest and become exercisable on the first anniversary of the grant date and (b) 1/48 of the shares vest on each monthly anniversary thereafter (such options which have become so eligible, "Eligible Options"), such that one hundred percent (100%) of the options shall become Eligible Options on the four-year anniversary of the Grant Date. The options shall vest and become only if (a) they have become Eligible Options; and (b) the average of the per-share closing price of the Company's common stock as reported on the principal exchange on which the shares are listed has equaled or exceeded the exercise price for ten (10) trading days within any 30 day period prior to the date of exercise.

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Pay Versus Performance

The following table presents information regarding our executive compensation pay relative to corporate performance of our principal executive officers (“PEO”) and non-PEO named executive officers (“NEOs”) for 2021, 2022 and 2023. This table and the accompanying disclosures are prescribed by SEC rules. Those rules require amounts included in the “compensation actually paid” columns of the table to be calculated according to a particular formula intended to demonstrate the relationship between “compensation actually paid” to a company’s NEOs and the company’s performance. The formula reflects a number of fair value adjustments to equity awards intended to show the change in value of those awards from one year to another. They do not reflect, however, the precise amounts actually earned by or paid to our executives during the years shown in the table.

Year (1)	Summary Compensation Table Total for PEO		Compensation Actually Paid to PEO (2)		Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Total Shareholder Return (3)	Net Income (Loss) (in thousands) (4)
	PEO1 (Mondor)	PEO2 (Sharma)	PEO1 (Mondor)	PEO2 (Sharma)
2023	–	512,500	–	(239,254)	312,667	238,520	$1.42	(46,185)
2022	1,100,516	5,462,347	1,048,917	389,531	584,577	(81,888)	$5.43	(67,969)
2021	5,862,494	–	453,320	–	2,520,607	1,016,130	$37.69	(47,911)

(1)	Dan Mondor served as PEO in 2020, 2021 and through February 28, 2022. Ashish Sharma served as PEO from March 1, 2022 through February 23, 2024. The other NEOs for those years were as follows: for 2023, Steven Gatoff, Robert Barbieri and Doug Kahn; for 2022, Robert Barbieri and Doug Kahn; and for 2021, Ashish Sharma, Robert Barbieri, Doug Kahn, Craig Foster, and Wei Ding.
(2)	The Summary Compensation Table (“SCT”) totals reported for the PEOs and the average of the other NEOs for each year were subject to the adjustments summarized in the two tables below as required by Regulation S-K Item 402(v)(2)(iii) to calculate “compensation actually paid.” Equity values are calculated in accordance with FASB ASC Topic 718. Valuation assumptions used to calculate fair values at the times indicated in the two tables below did not materially differ from those disclosed at the time of grant except for the stock price, percentage of volatility, risk free rate and the term used to calculate the valuations. The following table shows the adjustments made to the SCT totals to calculate “compensation actually paid”:

	2023		2022			2021
	PEO $	Average Non-PEO NEOs $	PEO1 (Mondor) $	PEO2 (Sharma) $	Average Non-PEO NEOs $	PEO $	Average Non-PEO NEOs $
Total Compensation from Summary Compensation Table	512,500	312,667	1,100,516	5,462,347	584,577	5,862,494	2,520,607
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	–	(27,825)	(949,997)	(4,967,983)	(212,500)	(5,299,333)	(1,061,526)
Year-end fair value of unvested awards granted in the current year	–	16,536	–	555,500	28,350	304,300	904,301
Year-over-year difference of year-end fair values for unvested awards granted in prior years	(758,715)	(62,156)	–	(545,589)	(467,304)	–	(1,010,564)
Fair values at vest date for awards granted and vested in current year	–	–	949,998	269,999	212,500	469,333	178,827
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	6,961	(702)	(51,600)	(384,742)	(227,512)	(883,474)	(515,515)
Total Adjustments for Equity Awards	(751,754)	(74,147)	(51,599)	(5,072,815)	(666,466)	(5,409,174)	(1,504,477)
Compensation Actually Paid (as calculated)	(239,254)	238,520	1,048,917	389,531	(81,888)	453,320	1,016,130

(3)	Represents the value of a $100 investment in the Company’s shares as of December 31, 2020, valued again on each of December 31, 2021, 2022 and 2023.
(4)	Net income (loss) as reported in the Company’s audited financial statements.

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Equity Compensation Plan Information

As of December 31, 2023, the ESPP and the Incentive Plan were the only compensation plans under which securities of the Company were authorized for grant. The ESPP and the Incentive Plan were approved by our stockholders. In 2019, the Board terminated the Company’s 2015 Incentive Compensation Plan (the “2015 Incentive Plan”), which was adopted by the Board without stockholder approval pursuant to NASDAQ Listing Rule 5635. The following table provides information as of December 31, 2023 regarding the Company’s existing and predecessor plans. Number of shares and exercise prices are presented on a split-adjusted basis, following the Company’s 1-for-10 reverse stock split, effective January 23, 2024:

Plan category	Number of securities to be issued upon exercise of outstanding options		Weighted-average exercise price of options outstanding(1)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	491,593		$48.49	921,749	(2)
Equity compensation plans not approved by security holders	54,302	(3)	$4.96	–

(1)	Amount is based on the weighted-average exercise price of vested and unvested outstanding stock options. RSUs, which have no exercise price, are excluded from this calculation.
(2)	Represents shares available for future issuance under the ESPP and the Incentive Plan. As of December 31, 2023, there were 26,107 shares of our common stock available for issuance under the ESPP (all of which were eligible to be purchased during the offering period in effect on such date) and 895,642 shares of our common stock available for issuance under the Incentive Plan.
(3)	Represents outstanding options under the 2015 Incentive Plan and inducement options were issued as employment inducement awards in accordance with NASDAQ Listing Rule 5635(c)(4). The 2015 Incentive Plan, which includes the same material terms as the Incentive Plan, could only be used for inducement grants to individuals to induce them to become employees of the Company or any of its subsidiaries, or, in conjunction with a merger or acquisition, to convert, replace or adjust outstanding stock options or other equity compensation awards, or for any other reason for which there is an applicable exception from the stockholder approval requirements of NASDAQ Listing Rule 5635, in each such case, subject to the applicable requirements of the NASDAQ Listing Rules.

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TRANSACTIONS WITH RELATED PERSONS

Pursuant to the Audit Committee charter, the Audit Committee is responsible for implementing the Company’s written policies and procedures regarding transactions with a related person (as defined in SEC regulations). In considering related person transactions, the Audit Committee takes into account the relevant available facts and circumstances, including:

•	the risks, costs and benefits to the Company;
•	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•	the terms of the transaction;
•	the availability of other sources for comparable services or products; and
•	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

In the event a director has an interest in the proposed transaction, the director must recuse himself from the deliberations. When reviewing a related person transaction, the Audit Committee determines in good faith whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders.

Interest Payments on Convertible Notes

During 2023, the Company made interest payments to Golden Harbor Ltd., North Sound Trading, L.P., and an individual retirement account held by Mr. Lytle’s mother, over which Christopher Lytle has investment discretion, in the amounts of $794,820, $1,805,180, and $12,188 respectively, pursuant to the Company’s 3.25% Convertible Senior Notes due 2025 (the “2025 Convertible Notes”). As of the date hereof, affiliates of each of Golden Harbor Ltd. and North Sound Partners may be deemed to beneficially own more than 5% of the Company’s outstanding Common Stock. James B. Avery, a member of the Company’s Board of Directors, currently serves as Senior Managing Director of Tavistock Group, an affiliate of Golden Harbor Ltd.

Participation Interests in Siena Loan Agreement

On May 2, 2023, (1) South Ocean Funding, LLC and North Sound Ventures, LP (the “Participants”) collectively purchased a $4.0 million last-out subordinated participation interest (the “Participation Interest”) in the Company’s Loan and Security Agreement (the “Credit Agreement”) with Siena Lending, LLC (“Siena”) pursuant to a Participation Agreement between the Participants and Siena (the “Participation Agreement”). In connection with the purchase of the Participation Interest, the Company agreed to pay the Participants an exit fee upon the earlier of (a) the scheduled maturity date of the Credit Agreement, (b) the termination of Siena’s commitment to make revolving loans prior to the scheduled maturity date of the Credit Agreement, and (c) the early redemption of the Participants’ Participation Interest under the Participation Agreement (the earliest to occur of the foregoing, the “Exit Event”). The aggregate exit fee payable to the Participants is equal to (i) 7.5% of the Participation Interest, if the Exit Event occurs on or before December 31, 2023, (ii) 10.0% of the Participation interest, if the Exit Event occurs between January 1, 2024 and June 30, 2024 and (iii) 12.5% of the Participation Interest, if the Exit Events occurs after June 30, 2024.

On April 19, 2024, in connection with the termination of the Credit Agreement, the Company was required to pay exit fees of $300,000 to South Ocean Funding, LLC and $100,000 to North Sound Ventures, LP as a result of the early redemption of the Participation Interest.

South Ocean Funding, LLC is an affiliate of Golden Harbor, Ltd. and North Sound Ventures, LP is an affiliate of North Sound Management, Inc. As of the date hereof, affiliates of each of Golden Harbor, Ltd. and North Sound Management, Inc. hold in excess of 5% of the Company’s outstanding common stock. James Avery, a member of our Board of Directors, currently serves as Senior Managing Director of Tavistock Group, an affiliate of South Ocean Funding, LLC.

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Term Loan Agreement and Convertible Debt Exchange Term Sheets

On June 28, 2024, the Company entered into a Loan and Security Agreement (the “Loan Agreement”), with (i) South Ocean Funding, LLC (“South Ocean”), which is an affiliate of Golden Harbor Ltd. (“Golden Harbor”) and Tavistock Financial, LLC, and (ii) certain participant lenders (the “Participating Lenders”). The Loan Agreement establishes a senior secured $19.5 million loan facility (the “Term Loan”) under which the Company borrowed the $19.5 million on June 28, 2024 to partially fund the Company’s repurchase of $45.9 million in face value of 2025 Convertible Notes at a discount of 30% to face value.

The Term Loan matures on September 30, 2024, provided that the Company may request an extension of the maturity date of up to six months, to March 31, 2025, which South Ocean and each Participating Lender may grant or deny with respect to each of their respective portions of the Loan. Borrowings under the Loan will bear interest at 12.0% per annum. Upon any repayment or prepayment of the amounts borrowed under the Loan (including at maturity), the Company will be required to pay an exit fee equal to 4.0% of the aggregate principal amount prepaid or repaid.

As part of the Loan Agreement, the Participating Lenders contributed an aggregate of $3.0 million of participation interests in the Loan Agreement (the “Participation Interests”). The Participating Lenders consist of Philip Brace, the Company’s Executive Chairman, who acquired a $1.0 million Participation Interest, and North Sound Ventures, LP, which acquired a $2.0 million Participation Interest in the $19.5 million Loan.

In connection with entering into the Loan Agreement, the Company paid an arrangement and administration fee of $150,000 to South Ocean.

In connection with the Loan Agreement, the Company issued to South Ocean and the Participating Lenders warrants (the “Loan Warrants”) to purchase an aggregate of 550,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). The Loan Warrants have an exercise price of $12.12 per share of Common Stock, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions. The Loan Warrants will expire four years from the date of issuance, are exercisable on a cash basis, and contain customary registration rights with respect to the shares of Common Stock issuable upon exercise of the Loan Warrants.

Also on June 28, 2024, the Company entered into separate binding Exchange Term Sheets with respect to privately-negotiated exchanges (each, an “Exchange Agreement”) of $80 million face value of the 2025 Convertible Notes held by North Sound Partners and Golden Harbor Ltd. (the “Noteholders”), for a combination of long-term debt and equity. Pursuant to each respective Exchange Agreement, each of the Noteholders has agreed to exchange the 2025 Convertible Notes that they currently hold at a discounted price of $700 per $1,000 face value, for an aggregate of (i) approximately 2.4 million shares of Common Stock, (ii) $31.8 million in principal amount of new long-term senior secured notes (the “New Notes”), and (iii) warrants to purchase an aggregate of approximately 1.5 million shares of Common Stock (the “Exchange Warrants”) to be issued in concurrent private placement transactions (the “Exchange Transactions”). The Exchange Agreements expire on December 31, 2024, and it is anticipated that the Exchange Transactions will be consummated by that time.

The New Notes to be issued in the Exchange Transactions will bear interest at 9.0% per annum, be paid in cash, in arrears, and on a semi-annual basis, and will have a maturity date of May 1, 2029. The New Notes will be secured by a first priority lien on substantially all of Company’s assets. The documentation of the New Notes will consist of (i) an indenture (the “New Notes Indenture”), (ii) the form of New Notes, (iii) a pledge and security agreement, and (iv) such other documents that may be reasonably necessary to consummate the Exchange Transactions. The New Notes Indenture will include the same covenants as those contained in the indenture for the 2025 Convertible Notes plus standard covenants relating to collateral.

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The Exchange Warrants will have an exercise price of $12.12 per share of Common Stock, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions. The Exchange Warrants will expire four years from the date of issuance and will be exercisable on a cash basis.

In connection with the Exchange Transactions, the Company has agreed to grant customary registration rights to the Noteholders, pursuant to which the Company will agree to file a registration statement with the Commission, within six months following the closing date of the Exchange Transactions, in order to effect a registration for the resale by the Noteholders of the shares of Common Stock issuable in the Exchange Transactions, and any shares of Common Stock issuable upon exercise of the Exchange Warrants.

As of the date hereof, affiliates of each of Golden Harbor Ltd. and North Sound Partners may be deemed to beneficially own more than 5% of the Company’s outstanding Common Stock. James B. Avery, a member of the Company’s Board of Directors, currently serves as Senior Managing Director of Tavistock Group, an affiliate of Golden Harbor Ltd.

On July 1, 2024, the Company entered into an agreement with an individual retirement account held by Christopher Lytle’s mother to exchange $375,000 in face amount of 2025 Convertible Notes at a discounted price of $700 per $1,000 face value, for (i) approximately 36,000 shares, and (iii) warrants to purchase approximately 23,000 shares of Common Stock.

Review, Approval and Ratification of Transactions with Related Persons

The Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest.

Our Audit Committee charter requires that members of the Audit Committee review and approve all related party transactions. Current SEC rules define a related party transaction to include any transaction, arrangement or relationship in which:

•	we are a participant;
•	the amount involved exceeds $120,000; and
•	an executive officer, director or director nominee, or any person who is known to be the beneficial owner of more than 5% of our common stock, or any person who is an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock had or will have a direct or indirect material interest.

In addition, the Audit Committee is responsible for reviewing and investigating any matters pertaining to the integrity of management, including conflicts of interest and adherence to our Code of Conduct. Under our Code of Conduct, directors, officers and all other members of the workforce are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests.

All related party transactions shall be disclosed in our applicable filings with the SEC as required under SEC rules.

Parents of the Company

The Company has no parents except to the extent that either of the Investors may be deemed a parent by virtue of their ownership of the Company’s outstanding shares of Common Stock, and their Board nomination and appointment rights under the Securities Purchase Agreement, dated August 6, 2018, by and among the Company, Golden Harbor Ltd. and North Sound Trading, L.P.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The tables below provide information regarding the beneficial ownership of our common stock as of July 31, 2024 by: (i) each of our directors; (ii) each of our NEOs; (iii) all current directors and executive officers as a group; and (iv) each beneficial owner of more than five percent of our common stock.

Beneficial ownership is determined in accordance with SEC rules and regulations, and generally includes voting power or investment power with respect to securities held. Unless otherwise indicated and subject to applicable community property laws, we believe that each of the stockholders named in the table below has sole voting and investment power with respect to the shares shown as beneficially owned. Securities that may be beneficially acquired within 60 days after July 31, 2024 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person.

The address for directors and executive officers is 9710 Scranton Road, Suite 200, San Diego, California 92121. The tables below list the number and percentage of shares beneficially owned based on 12,282,559 shares of common stock outstanding as of July 31, 2024. The Company is not aware of any arrangements that have resulted, or may at a subsequent date result, in a change of control of the Company. Number of shares are presented on a split-adjusted basis, following the Company’s 1-for-10 reverse stock split, effective January 23, 2024.

Directors and Named Executive Officers
	Shares Owned	Right to Acquire		Total Shares of Common Stock Beneficially Owned

Name of Beneficial Owner	(#)	(#)(1)		(#)	Percentage
Ashish Sharma	28,286	–		–	*
Steven Gatoff	–	–		–	*
Robert Barbieri	–	–		–	*
Doug Kahn	–	–		–	*
James B. Avery(2)	–	–		–	*
Stephanie Bowers	28,875	–		28,875	*
Philip Brace	33,797	28,205		62,002	*
Christopher Harland	15,630	21,551		37,181	*
Christopher Lytle	38,407	24,524	(3)	62,931	*
Jeffrey Tuder	32,915	27,241		60,156	*
All directors and executive officers as a group (seven persons)	149,624	101,521		251,145	2.0%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)	Represents shares of common stock that may be acquired pursuant to stock options or warrants that are or will become exercisable within 60 days after March 31, 2024.
(2)	Does not include shares of common stock held by Braslyn, Ltd., Golden Harbor Ltd. or Tavistock Financial, LLC, in which Mr. Avery disclaims beneficial ownership, which are reported in the table below under Five Percent Holders. Mr. Avery is obligated to transfer any shares issued pursuant to any equity awards made to him by the Company, or the economic benefits thereof, to Tavistock Financial, LLC.
(3)	Includes 2,973 shares of common stock issuable upon the conversion of outstanding convertible notes held in an individual retirement for the benefit of Mr. Lytle’s mother. Mr. Lytle has investment power with respect to such shares and may be deemed to be the beneficial owner thereof. Mr. Lytle disclaims beneficial ownership of such shares.

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Five Percent Holders
			Total Shares of
			Common Stock
			Beneficially
	Shares Owned	Right to Acquire	Owned
Name and Address of Beneficial Owner	(#)	(#)	(#)	Percentage
Entities affiliated with Golden Harbor Ltd.(1)	2,100,486	680,846	2,781,332	21.5%
Cay House
EP Taylor Drive N7776
Lyford Cay
New Providence C5
Entities affiliated with North Sound Management, Inc.(2)	469,189	496,885	966,074	7.6%
c/o Edward E. Murphy
115 East Putnam Avenue
Greenwich, CT 06830

(1)	Based on a Schedule 13D/A filed by Golden Harbor Ltd. and Joe Lewis with the SEC on July 2, 2024. Represents shares beneficially owned by Golden Harbor Ltd., Tavistock Financial, LLC and Braslyn Ltd., each of which Mr. Lewis is the sole indirect owner. Includes the following shares that were not included in the beneficial ownership amounts disclosed in the Schedule 13D/A filed on July 2, 2024: (1) 193,910 shares of common stock issuable upon the conversion of outstanding convertible notes that are currently subject to a binding term sheet dated June 28, 2024, pursuant to which the convertible notes will be exchanged for new notes, shares of common stock and stock purchase warrants; (2) 465,385 shares issuable upon the exercise of warrants; and (3) 21,551 shares issuable upon the vesting of unvested restricted stock units.
(2)	Based on a Schedule 13D/A filed by North Sound Management, Inc., North Sound Trading, LP and Brian Miller with the SEC on March 2, 2021. Represents shares beneficially owned by North Sound Management, Inc., North Sound Trading, LP, and Mr. Miller. Includes the following that were not included in the beneficial ownership amounts disclosed in the Schedule 13D/A filed on March 2, 2021: (1) 440,475 shares of common stock issuable upon the conversion outstanding convertible notes which are currently subject to a binding term sheet dated June 28, 2024, pursuant to which the convertible notes will be exchanged for new notes, shares of common stock and stock purchase warrants, (2) 1,420 shares of common stock issued upon vesting of restricted stock units; (3) 45,756 shares of common stock issued in September 2021 in exchange for shares of the Company’s Fixed-Rate Cumulative Perpetual Preferred Stock, Series E, par value $0.001 per share pursuant to an exchange agreement; and (4) 56,410 shares issuable upon the exercise of warrants.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Board is asking stockholders to ratify this appointment. Although SEC regulations require the Company’s independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of an independent registered public accounting firm to be an important matter to stockholders and considers a proposal for stockholders to ratify such appointment to be an opportunity for stockholders to provide input to the Audit Committee and the Board on a key corporate governance issue. In the event that our stockholders do not ratify the appointment, it will be considered as a direction to our Audit Committee to consider the selection of a different firm.

Marcum LLP has been the Company’s independent registered public accounting firm since 2018. Representatives of Marcum LLP are expected to be present at the Annual Meeting and will be offered the opportunity to make a statement if they so desire. They will also be available to answer questions.

Principal Accountant Fees and Services

The following table sets forth fees for services rendered by Marcum LLP for 2023 and 2022.

	2023	2022
Audit Fees(1)	$679,800	$717,653
Audit-Related Fees(2)	86,520	8,755
Tax Fees	–	–
All Other Fees	–	–
Total	$766,320	$726,408

(1)	Audit fees consist principally of fees for the audits of our annual consolidated financial statements and internal control over financial reporting, and review of our quarterly consolidated financial statements.
(2)	Audit-related fees consist primarily of fees for accounting consultations, comfort letters, consents and any other audit attestation services.

Pre-Approval Policies and Procedures

The Audit Committee annually reviews and pre-approves certain audit and non-audit services that may be provided by our independent registered public accounting firm and establishes and pre-approves the aggregate fee level for these services. Any proposed services that would cause us to exceed the pre-approved aggregate fee amount must be pre-approved by the Audit Committee. All audit and non-audit services for 2023 and 2022 were pre-approved by the Audit Committee.

Recommendation and Vote Required

Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of our outstanding common stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of Marcum LLP. Abstentions will have the same effect as votes AGAINST this proposal. The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, is considered a routine matter under applicable rules. A broker, dealer, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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PROPOSAL 3: Advisory Vote to Approve the Compensation of our Named Executive Officers

In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve an advisory resolution on our executive compensation as reported in this Proxy Statement.

In making decisions with respect to compensation for our executive officers, the Compensation Committee is guided by a pay-for-performance philosophy. The Compensation Committee believes that a significant portion of each executive’s total compensation opportunity should vary with achievement of the Company’s annual and long-term financial, operational and strategic goals. In designing the compensation program for our executive officers, the Compensation Committee seeks to achieve the following key objectives:

Motivate Executives. The compensation program should encourage our executive officers to achieve the Company’s annual and long-term goals.

Align Interests with Stockholders. The compensation program should align the interests of our executive officers with those of our stockholders, promoting actions that will have a positive impact on total stockholder return over the long term.

Attract and Retain Talented Executives. The compensation program should provide each executive officer with a total compensation opportunity that is market competitive. This objective is intended to ensure that we are able to attract and retain qualified executives while maintaining an appropriate cost structure for the Company.

We believe our executive compensation is structured in the manner that best serves the interests of the Company and its stockholders.

Accordingly, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Inseego Corp. (the “Company”) approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.”

Effect of Proposal

The result of the say-on-pay vote is non-binding on us and our Board and Compensation Committee. As a result, the Board and Compensation Committee retain discretion to change executive compensation from time to time if they conclude that such a change would be in the best interest of the Company. No determination has been made as to what action, if any, would be taken if our stockholders fail to approve our executive compensation. However, our Board and Compensation Committee value the opinions of stockholders and will carefully consider the result of the say-on-pay vote. We currently conduct say-on-pay votes on an annual basis.

Recommendation and Vote Required

Assuming that a quorum is present, approval of this proposal requires the affirmative vote of the holders of a majority of the shares of our outstanding common stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Because abstentions are counted as present for purposes of the vote on this matter but are not votes FOR this proposal, they have the same effect as votes AGAINST this proposal. Broker non-votes will not have any effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE 2018 OMNIBUS INCENTIVE COMPENSATION PLAN

Overview

The Incentive Plan affords the Board the ability to design compensatory awards that are responsive to the Company’s needs, and includes authorization for a variety of awards designed to advance the Company’s interests and long-term success by encouraging stock ownership among our directors, officers, employees and consultants.

As of July 31, 2024, under the Incentive Plan there were outstanding RSUs with respect to 1,239,866 shares of our common stock and outstanding options to purchase 272,195 shares of our common stock. These outstanding options have a weighted-average exercise price of $36.99. On July 31,2024, the closing market price of a share of our common stock was $9.53.

The Incentive Plan currently authorizes the issuance of up to 3,275,308 shares of our common stock, of which 50,405 shares were available for future award grants as of July 31, 2024.

On July 30, 2024, the Board approved an amendment to the Incentive Plan, subject to stockholder approval at the Annual Meeting, to increase the number of shares authorized for award grants under the Incentive Plan by 2,500,000 shares (the “Incentive Plan Amendment”). The Board has determined that the amendment of the Incentive Plan is advisable and in the best interests of the Company and its stockholders in order to provide for incentives to current and future service providers of the Company and has submitted the amendment for approval by our stockholders at the Annual Meeting. The amendment of the Incentive Plan will be effective as of the date it is approved by our stockholders. In approving this amendment, the Board considered information related to the Incentive Plan including burn rate, overhang and forecasts for share usage.

In determining whether to approve the amendment to the Incentive Plan, the Board considered that:

•	Unless the Incentive Plan Amendment is authorized and approved by our stockholders, we will soon no longer have any shares available for future award grants under the Incentive Plan. As a result, we will be unable to use the Incentive Plan as an incentive and retention tool for employees that benefits all of our stockholders. The increase will enable us to continue our policy of equity ownership by service providers as an incentive to contribute to our success.
•	We expect the proposed aggregate share reserve under the Incentive Plan to provide us with enough shares for at least the next 3 years, assuming future awards are consistent with our historical burn rate for the Incentive Plan, and further dependent on the price of our shares and hiring activity during the next few years. We cannot predict our future share usage under the Incentive Plan, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Incentive Plan could last for a shorter or longer time.
•	In setting the size of the share reserve under the Incentive Plan, the Board also considered the number of shares that will be issued in connection with recent agreements to exchange our 3.25% Senior Convertible Notes due 2025 for equity.
•	In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain key service providers in the extremely competitive labor markets in which we compete, the Board has determined that the proposed size of the share reserve under the Incentive Plan is reasonable and appropriate at this time.

A summary of the Incentive Plan, as proposed to be amended, appears below and is qualified by the full text of the Incentive Plan, which is incorporated herein by reference to the filings we have made with the SEC. The text of the proposed amendment to the Incentive Plan is attached as Appendix A to this Proxy Statement.

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Administration

The Incentive Plan is administered by the Board, which may delegate all or any part of its authority under the Incentive Plan to a committee of one or more members of the Board. This authority includes, among other things, selecting award recipients, establishing award terms and conditions, granting awards, construing any ambiguous provision of the Incentive Plan or in any award agreement, and adopting modifications and amendments to the Incentive Plan or any award agreement, subject to the terms of the Incentive Plan.

To the extent permitted by applicable law, the Board may also delegate its duties under the Incentive Plan to one or more senior officers of the Company, referred to as a secondary committee. This delegation of authority is subject to any conditions and limitations set by the Board or set forth in the Incentive Plan and may not include the authority to grant an award to any participant that is subject to Section 16 of the Exchange Act.

Awards

The Incentive Plan provides for grants of both equity and cash awards, including stock options, stock appreciation rights, restricted stock, RSUs, annual incentive awards, performance shares, performance units and other forms of awards. The principal terms and features of the various forms of awards are set forth below:

Stock Options. Stock options entitle the participant to purchase shares of our common stock at a price not less than the fair market value per share on the grant date. Stock options may be incentive stock options under Section 422 of the Code or non-qualified stock options. Each grant will specify whether the exercise price is payable in cash or by check, by a cashless broker-assisted exercise, by the transfer to the Company of shares of our common stock owned by the participant, by the Company withholding shares of our common stock otherwise deliverable to the participant upon the exercise of the stock option, by a combination of these payment methods, or by any other methods that the Board may approve.

Each grant will specify the periods of continuous service by the participant with the Company necessary before the stock options become exercisable. Stock option grants may specify management objectives that must be achieved as a condition to exercise.

The Board may substitute, without the participant’s permission, stock appreciation rights for outstanding stock options. However, the terms of the substituted stock appreciation rights must be substantially the same as the terms of the stock options at the date of substitution. Additionally, the difference between the fair market value of the underlying shares of our common stock and the base price of the stock appreciation rights must be equivalent to the difference between the market value of the underlying shares of our common stock and the exercise price of the stock options.

Limitations on Incentive Stock Options. Incentive stock options may only be granted to employees of the Company or a subsidiary of the Company. Subject to certain limited exceptions, incentive stock options may not be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the incentive stock options must be at least 110% of the fair market value of the common stock subject to the incentive stock options on the date of grant; and
•	the term of the incentive stock options must not exceed five years from the date of grant.

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Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under the Incentive Plan is 700,000 shares.

Stock Appreciation Rights. A stock appreciation right is a right to receive from the Company a dollar amount up to the spread between a base price (which may not be less than the market value per share of our common stock on the grant date or, for a stock appreciation right substituted for an option, on the option grant date) and the market value of the shares of our common stock on the exercise date. The amount payable by the Company on exercise of a stock appreciation right may be paid in cash, shares of our common stock, or any combination of the two. Any grant of stock appreciation rights may specify that the amount payable on exercise may not exceed a maximum specified by the Board. Any grant may also specify management objectives that must be achieved as a condition to exercise, waiting periods before exercise and permissible exercise dates or periods. Each grant will specify the periods of continuous service by the participant with the Company that are necessary before the stock appreciation rights become exercisable. No stock appreciation right will be exercisable more than 10 years after the grant date. No stock appreciation right will include terms entitling the participant to a grant of stock options or stock appreciation rights on exercise of the stock appreciation right.

Restricted Stock. A grant of restricted stock constitutes an immediate transfer to the participant of the ownership of shares of our common stock in consideration for the performance of services. Restricted stock entitles a participant to voting, dividend and other ownership rights. However, these rights will be subject to any restrictions and conditions, such as the achievement of management objectives, during the restriction period as determined by the Board. Each grant will provide that transfer of the restricted stock will be prohibited or restricted during the restricted period in the manner and to the extent prescribed by the Board on the date of grant, and may provide for such prohibitions and restrictions after the restricted period.

Each grant will provide that the restricted stock will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Board on the grant date with respect to restricted stock that vests upon the passage of time, or upon achievement of management objectives that, if achieved, will result in termination or early termination of the restriction applicable to the restricted stock. Each grant will provide that so long as the award is subject to a substantial risk of forfeiture, the transfer of the restricted stock will be prohibited or restricted in the manner and to the extent prescribed by the Board on the grant date.

Grants of restricted stock may require that any or all dividends or other distributions paid during the period of the restrictions be automatically deferred and reinvested in additional shares of restricted stock or paid in cash, which may be subject to the same restrictions as the underlying award. Dividends or other distributions on restricted stock subject to management objectives will be deferred and paid in cash upon the achievement of the management objectives and the lapse of all restrictions.

Restricted Stock Units. A grant of RSUs is an agreement by the Company to deliver shares of our common stock or cash equal to the value of such shares to the participant at the end of a specified period, subject to transfer restrictions and other conditions as determined by the Board. During the restriction period, the participant may not transfer any rights under his or her award and will have no rights of ownership, including voting rights, in the RSUs. However, on the grant date, the Board may authorize the payment of dividend equivalents on the RSUs on either a current, deferred or contingent basis, either in cash, in additional RSUs or in shares of our common stock. Dividend equivalents on RSUs subject to management objectives will be deferred and paid in cash upon the achievement of the management objectives and the lapse of all restrictions. A grant of RSUs may provide for the earlier lapse or modification of the restriction period in the event of the retirement, death or disability, or other termination of employment of the participant, or on a change in control of the Company.

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Performance Shares and Performance Units. A performance share is the equivalent of one share of our common stock. A performance unit is the equivalent of $1.00 or such other value as determined by the Board. Each grant of performance shares or performance units will specify either the number of shares, or amount of cash, payable with respect to the performance shares or performance units to which the grant pertains. Any grant of performance shares or performance units may specify that the amount payable may be paid in cash, in shares of our common stock or in any combination of the two.

Any grant of performance shares or performance units will specify the management objectives that, if achieved, will result in payment or early payment of the award and may set forth a formula for determining the number of shares, or amount of cash, payable with respect to the performance shares or performance units that will be earned if performance is at or above threshold levels. Any grant of performance shares or performance units may specify that the amount payable or the number of shares issued with respect thereto may not exceed a maximum specified by the Board. The performance period will be determined by the Board at the time of grant, but may not be less than one year, and may be subject to earlier lapse or other modification in the event of the retirement, death or disability, or other termination of employment of the participant, or a change in control of the Company.

The Board may, on the grant date, provide for the payment of dividend equivalents to the holder of the performance shares on either a current, deferred or contingent basis, either in cash or in additional shares of our common stock. Dividend equivalents on performance shares subject to management objectives will be deferred and paid in cash upon the achievement of the applicable management objectives.

Annual Incentive Awards. An annual incentive award is a cash award based on the achievement of management objectives with a performance period of one year or less, which will be determined by the Board at the time of grant. The performance period determined by the Board at the time of grant may be subject to earlier lapse or other modification in the event of the retirement, death or disability, or other termination of employment of the participant, or a change in control of the Company. Any grant of an annual incentive award will specify management objectives that, if achieved, will result in payment or early payment of the award and may set forth a formula for determining the amount payable if performance is at or above threshold levels. Each grant will specify the time and manner of payment of annual incentive awards that have been earned. The Board may establish a maximum amount payable under any annual incentive award on the grant date.

Other Awards. The Board may, subject to limitations under applicable law, grant to any participant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock. These awards may include convertible or exchangeable securities, purchase rights or awards with value and payment contingent upon performance of the Company, the book value of our shares, or any other factors designated by the Board.

Except as otherwise provided in the Incentive Plan, cash awards, as independent awards or as an element of or supplement to any other award granted under the Incentive Plan, also may be granted. The Board may grant shares of our common stock as a bonus, or may grant other awards in lieu of obligations of the Company to pay cash or deliver other property under the Incentive Plan or under other plans or compensatory arrangements, subject to terms that will be determined by the Board in a manner intended to comply with Section 409A of the Code.

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Eligibility

Subject to the terms of the Incentive Plan, the Board may grant awards to any of our employees, directors, consultants or any other person that is expected to become an employee, director, or consultant. In addition, the Board may grant awards to any investor in the Company (or the affiliate of an investor in the Company) that has an employee, direct or indirect owner, or service provider of such investor serving on the Board as a director, provided that such director has agreed with the investor that such investor or its affiliate will receive any awards that the director otherwise would receive. As of July 30, 2024, 417 persons are eligible to receive awards under the Incentive Plan, consisting of 341 global employees, 4 non-employee directors and 72 consultants, were eligible to receive awards under the Incentive Plan.

Shares Available for Grants

If Proposal 4 is approved by the Company’s stockholders at the Annual Meeting 4,104,603 shares of our common stock will be authorized for future issuance under the Incentive Plan, of which 1,572,363 are subject to previously-granted awards. Shares of our common stock issued in connection with inducement grants pursuant to Nasdaq Listing Rule 5635 or under any plan assumed by the Company in any corporate transaction will not count against this share limit.

Shares of our common stock covered by an award under the Incentive Plan are not counted against the aggregate share limit until issued and delivered to a participant. As a result, the total number of shares of our common stock available under the Incentive Plan is not reduced by any shares of our common stock relating to prior awards that have expired or have been forfeited or cancelled. To the extent of payment in cash of the benefit provided by any award granted under the Incentive Plan, any shares of our common stock that were covered by that award will again be available for issue or transfer under the Incentive Plan. In addition, shares delivered or relinquished to pay the exercise or purchase price of an award or to satisfy tax withholding obligations will also be available for future awards under the Incentive Plan, as will shares subject to restricted stock awards that never vest.

Management Objectives

The Incentive Plan requires that the Board establish management objectives for awards of performance shares, performance units and annual incentive awards. The Board may also establish management objectives for stock options, stock appreciation rights, restricted stock, RSUs or other awards. These management objectives may be described in terms of Company-wide objectives or objectives related to performance of an individual participant or a subsidiary, division, business unit, region or function of the Company, and may be made relative to the performance of other companies. The management objectives may be based on any criteria selected by the Board.

The Board will have the authority to make equitable adjustments to the management objectives, including the related minimum, target and maximum levels of achievement or performance, for specified events set forth in the Incentive Plan.

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Amendment and Termination

The Board may amend the Incentive Plan in whole or in part, except that any amendment to the Incentive Plan that requires stockholder approval under applicable law will not be effective until we obtain stockholder approval. No grant will be made under the Incentive Plan after May 11, 2028, but all grants made on or prior to such date will continue in effect thereafter subject to the terms of the applicable award agreement and of the Incentive Plan.

Except in connection with certain corporate transactions or a change in control, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or the base price of outstanding stock appreciation rights, and no outstanding stock options or stock appreciation rights may be cancelled in exchange for other awards, cash, or stock options or stock appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price of the original stock options or base price of the original stock appreciation rights, as applicable, without stockholder approval. The plan prohibits all repricings of underwater stock options or stock appreciation rights without shareholder approval, regardless of whether an amendment is considered a repricing under generally accepted accounting principles.

Grants of restricted stock, RSUs, performance shares, performance units and annual incentive awards may provide for earlier termination of restrictions in the event of the retirement, death or disability, or other termination of employment, of a participant, or a change in control of the Company. In addition, if permitted by Section 409A of the Code, the Board may accelerate the vesting of or waive any other requirements under any outstanding award in the event of the retirement, death or disability, or other termination of employment, of a participant, or in the case of unforeseeable emergency or other special circumstances.

The Board may amend the terms of any award granted under the Incentive Plan prospectively or retroactively, provided that such an amendment does not constitute a repricing prohibited by the Incentive Plan. However, no amendment may impair the rights of any participant without his or her consent, except as necessary to comply with changes in law or accounting rules applicable to the Company. The Board may terminate the Incentive Plan at any time. Termination of the Incentive Plan will not affect the rights of participants or their successors under any awards outstanding on the date of termination.

Change in Control

In the event a change in control of the Company occurs, the Board may substitute each award outstanding under the Incentive Plan immediately prior to the change in control with such alternative consideration (including cash), if any, as it may determine to be equitable in the circumstances and may require the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each stock option or stock appreciation right with an exercise price or base price greater than the consideration offered in connection with any change in control, the Board may elect to cancel the stock option or stock appreciation right without any payment to the person holding the stock option or stock appreciation right. The Board may also adjust the aggregate number of shares available under the Incentive Plan and the individual participant limits as the Board deems appropriate to reflect a change in control of the Company. However, any adjustment to the number of shares available for incentive stock options will be made only if, and to the extent that, the adjustment would not cause any stock option intended to qualify as an incentive stock option to fail to qualify.

U.S. Federal Income Tax Consequences

The material federal income tax consequences of the Incentive Plan under current U.S. federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the Incentive Plan. The following discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed due to the fact that they may vary depending on individual circumstances and from locality to locality.

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Tax Consequences to Participants

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, may result in alternative minimum tax liability. If shares of our common stock are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant nor within one year after the transfer of such shares to the optionee, then upon the sale of such shares, any amount realized in excess of the exercise price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of our common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess, if any, of the market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Non-Qualified Stock Options. In general,

•	no income will be recognized by an optionee at the time a non-qualified option right is granted;

•	at the time of exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the exercise price and the market value of the shares, if unrestricted, on the date of exercise; and

•	at the time of sale of shares acquired pursuant to the exercise of a non-qualified option right, appreciation (or depreciation) in value of the shares after the date of exercise will be realized by the optionee as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant normally will recognize ordinary income in the year of exercise in an amount equal to the amount of cash received and the market value of any unrestricted shares of our common stock received on the exercise, and, if settled in unrestricted shares, the capital gain/loss holding period for such shares generally will commence on the date the participant receives the shares.

Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the “Restrictions”), which is also generally when the capital gain/loss holding period for such shares will commence. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of grant of the shares will recognize ordinary income on the date of grant of the shares equal to the excess of the market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock and the capital gain/loss holding period for such shares generally will commence on the grant date. Any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

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Restricted Stock Units. No income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will recognize ordinary income on the market value of unrestricted shares of our common stock on the date that such shares are transferred to the participant or settled in cash, as the case may be, under the award (reduced by any amount paid by the participant for such RSU), and the capital gain/loss holding period for such shares will also commence on such date.

Performance Shares, Performance Units and Annual Incentive Awards. No income generally will be recognized upon the grant of performance shares, performance units or annual incentive awards. Upon payment in respect of performance shares, performance units or annual incentive awards, the recipient generally will recognize ordinary income in the year of receipt in an amount equal to the amount of cash received and the market value of any unrestricted shares of our common stock received and, if settled in unrestricted shares, the capital gain/loss holding period for such shares generally will commence on the date the participant receives the shares.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company generally will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Equity Compensation Plan Information

Please refer to the table above under the heading Compensation of Named Executive Employees—Equity Compensation Plan Information for information regarding the awards our named executive officers received by or during our last completed fiscal year.

New Plan Benefits

Because future benefits under the Incentive Plan depend upon the Board’s actions, the market value of the shares of our common stock in the future and/or the future performance of the Company, it is not possible to determine the value of the benefits that will be received by participants in the Incentive Plan with respect to any future awards.

Availability of Incentive Plan

The Company will furnish without charge, to each person whose proxy is solicited upon the written request of such person, a copy of the Incentive Plan. Requests for copies of these documents should be directed to: Inseego Corp., 9710 Scranton Road, Suite 200, San Diego, California 92121, Attention: Corporate Secretary.

Recommendation and Vote Required

Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of our outstanding common stock present, virtually or represented by proxy, and entitled to vote at the Annual Meeting, is required to approve the amendment of the Incentive Plan. Because abstentions are counted as present for purposes of the vote on this matter but are not votes FOR this proposal, they have the same effect as votes AGAINST this proposal. Broker non-votes will not have any effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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PROPOSAL 5: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED INSEEGO CORP. 2020 EMPLOYEE STOCK PURCHASE PLAN

Introduction

Our stockholders are being asked to approve an amendment of the ESPP to increase the number of shares reserved for issuance thereunder by 500,000 shares.

The ESPP is intended to encourage employee participation in our ownership by offering employees the opportunity to purchase our common stock through accumulated payroll deductions. Our Board believes that the amendment to the ESPP is in the best interests of the Company and its stockholders and is important to help assure our ability to continue to recruit and retain highly qualified employees.

In considering its recommendation to increase the number of shares of our common stock reserved for issuance under the ESPP by 500,000 shares, the Board considered a number of factors, including: the historical and projected participation level under the ESPP by our eligible employees, including the level of payroll deductions anticipated to be authorized by eligible employees and the number of shares of our common stock purchased under our ESPP since its inception.

As of May 15, 2024, following the purchase on such date under the ESPP, no shares of common stock remained available under the ESPP for future issuance, and our employees are currently unable to purchase shares of our common stock under the ESPP.

A summary of the ESPP, as proposed to be amended, appears below and is qualified by the full text of the ESPP, which is incorporated herein by reference to the filings we have made with the SEC. The text of the proposed amendment to the ESPP is attached as Appendix B to this Proxy Statement.

Overview of Proposed Amendment

We strongly believe that an employee stock purchase program is a necessary and important incentive and retention tool. An additional 500,000 shares will be reserved for issuance under the ESPP over the current share reserve under the ESPP, all of which may be issued under the Section 423 Component or the Non-Section 423 Component (each as further described below). All of the foregoing share numbers may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments.”

The ESPP is not being amended in any material respect other than to reflect the changes described above.

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Determination to Approve Amendment to the ESPP

In determining whether to approve the amendment to the ESPP, the Board considered that:

•	Unless the ESPP Amendment is authorized and approved by our stockholders, we will no longer have any shares available for issuance under the ESPP. As a result, we will be unable to use the ESPP as an incentive and retention tool for employees that benefits all of our stockholders. The increase will enable us to continue our policy of equity ownership by employees as an incentive to contribute to our success.

•	We expect the proposed aggregate share reserve under the ESPP to provide us with enough shares for the next 3 years, assuming employee participation in the ESPP consistent with historical levels, as reflected in our three-year burn rate for the ESPP, and further dependent on the price of our shares and hiring activity during the next few years. We cannot predict our future share usage under the ESPP, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the ESPP could last for a shorter or longer time.

•	In setting the size of the share reserve under the ESPP, as described above, the Board also considered the number of shares issued under the ESPP and the amount of payroll deductions from our employees for ESPP purchases in past three years.

•	In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, the Board has determined that the size of the proposed share reserve under the ESPP is reasonable and appropriate at this time.

Summary of the ESPP

The principal features of the ESPP are summarized below, but the summary is qualified in its entirety by reference to the ESPP itself, which is incorporated herein by reference to the filings we have made with the SEC.

Purpose

The purpose of the ESPP is to assist our eligible employees in acquiring a stock ownership interest in our company and to help our eligible employees provide for their future security and to encourage them to remain in our employment.

Securities Subject to the ESPP

Our Board and stockholders have previously authorized the issuance of 222,280 shares under the ESPP, all of which have been issued. If this Proposal is approved only the 500,000 shares added in connection with this amendment are available for future issuance under the ESPP. All of the foregoing share numbers may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments.”

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Administration

The Board administers the ESPP and has the final power to construe and interpret both the ESPP and the rights granted under it. The Board has delegated administration of the ESPP to our compensation committee. The Board or compensation committee (the "plan administrator") has the power, subject to the provisions of the ESPP, to determine when and how rights to purchase shares of common stock will be granted and the provisions of each offering of such rights (which need not be identical); provided, however, that all participants granted purchase rights in an offering which are intended to comply with Section 423 of the Code will have the same rights and privileges within the meaning of Section 423 of the Code. For purposes of the ESPP, the plan administrator may designate separate offerings under the ESPP, the terms of which need not be identical, in which eligible employees of one or more participating companies will participate, even if the dates of the applicable offering periods in each such offering are identical, provided that the terms of participation are the same within each separate offering as determined under Section 423 of the Code. In addition, the plan administrator has the power to settle all controversies regarding the ESPP and purchase rights granted under it.

The ESPP has two components which provides flexibility in the granting of purchase rights under the ESPP to U.S. and to non-U.S. employees. Specifically, the ESPP authorizes the grant of options that are intended to qualify for favorable U.S. federal tax treatment (the “Section 423 Component”) under Section 423 of the Code. To facilitate participation for employees located outside of the U.S. in light of non-U.S. law and other considerations, the ESPP also provides for the grant of options that are not intended to be tax-qualified under Code Section 423 (the “Non-Section 423 Component”). The plan administrator will designate offerings made under the Non-Section 423 Component and, except as otherwise noted below or provided in the ESPP, the Section 423 Component and the Non-Section 423 Component generally will be operated and administered in the same way. As described above, the ESPP has a Section 423 Component and a Non-Section 423 Component. The tax consequences for a U.S. taxpayer will depend on whether he or she participates in the Section 423 Component or the Non-Section 423 Component.

The plan administrator may adopt sub-plans, appendices, rules and procedures relating to the operation and administration of the ESPP to facilitate participation in the ESPP by employees who are foreign nationals or employed outside the U.S. To the extent any sub-plan is inconsistent with the requirements of Section 423 of the Code, it will be considered part of the Non-Section 423 Component. The provisions of the ESPP will govern any sub-plan unless superseded by the terms of such sub-plan.

Eligibility

Only employees of Inseego Corp. (or any of its subsidiaries designated by the plan administrator) may participate in the ESPP. Only employees of majority-owned subsidiary corporations may participate in the Section 423 Component. The plan administrator has the authority to limit participation to those individuals who have been customarily employed more than 20 hours per week and more than five months per calendar year on the first day of an offering. In addition, the plan administrator may require that each employee has been continuously employed for such period preceding the grant as the plan administrator may require, but in no event will the required period of continuous employment be greater than two years. Finally, the plan administrator also has the power to exclude our officers who are “highly compensated” as defined in the Code. No employee is eligible to participate in the ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of Inseego Corp. or any of its parent or subsidiary corporations. Participation in the Section 423 Component is further subject to the eligibility requirements of Section 423 of the Code.

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If the grant of a purchase right under the ESPP to any employee of a participating company who is a citizen or resident of a foreign jurisdiction would be prohibited under the laws of such foreign jurisdiction or the grant of a purchase right to such employee in compliance with the laws of such foreign jurisdiction would cause the ESPP to violate the requirements of Section 423 of the Code, as determined by the plan administrator in its sole discretion, such employee will not be permitted to participate in the Section 423 Component of the ESPP. In addition, with respect to the Non-Section 423 Component, all of the foregoing rules will apply in determining who is an eligible employee, except the plan administrator may limit eligibility further within a participating company so as to only designate some employees of a participating company as eligible employees, and to the extent the foregoing eligibility rules are not consistent with applicable local laws.

Eligible employees become participants in the ESPP by enrolling and authorizing payroll deductions by the deadline established by the administrator prior to the relevant offering date. Directors who are not employees are not eligible to participate. Employees who choose not to participate, or are not eligible to participate at the start of an offering period but who become eligible thereafter, may enroll in any subsequent offering period.

As of May 16, 2024, the most recent enrollment date, there were approximately 185 employees who were eligible to participate in the ESPP, 68 of whom had elected to participate.

Participation in an Offering

Offering Periods and Purchase Periods. The ESPP is implemented by offerings of rights to all eligible employees from time to time. Under applicable law and the terms of the ESPP, the maximum length for an offering under the ESPP is 27 months. Each offering period consists of one or more purchase dates as determined by the plan administrator. The provisions of separate offerings need not be identical. Pursuant to the terms of our current offerings under the ESPP, a new offering will automatically begin on each May 16 and November 16 over the term of the ESPP and will be 6 months in duration.

Enrollment in the ESPP. Eligible employees enroll in the ESPP by delivering to us an agreement authorizing payroll deductions in an amount up to the maximum amount approved by the plan administrator (unless payroll deductions are not permitted in a jurisdiction outside the U.S., in which case contributions may be permitted). Pursuant to the ESPP, such payroll deductions will be limited to up to 10% of an employee’s eligible cash compensation during the offering. A participant may increase or decrease his or her participation level at any time with such change to be effective commencing as of the next purchase period. A participant may also increase or decrease his or her participation level to be effective in a subsequent purchase period of an ongoing offering in accordance with procedures established by us. All payroll deductions made for a participant are credited to the participant’s account under the ESPP and are included with the general funds of the Company, unless the funds for non-U.S. participants must be segregated and held in a separate account. Funds received upon sales of stock under the ESPP are used for general corporate purposes. In general, no interest will be paid on participant accounts. With respect to the Non-Section 423 Component, interest may apply to participant accounts to the extent required by applicable law and approved by the plan administrator. The ESPP allows for concurrent offerings, but an eligible employee may enroll in only one offering at a time.

Purchase Price. The purchase price of the shares will be 85% of the lower of the fair market value of our common stock on the first day of the offering period or on the applicable purchase date. The fair market value per share of our common stock under the ESPP is generally is the closing sale price of our common stock on the Nasdaq Stock Market on the date for which fair market value is being determined, or if there is no closing sales price for a share of our common stock on the date in question, the closing sales price for a share of common stock on the last preceding date for which such quotation exists.

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Purchase of Stock. In connection with offerings made under the ESPP, the plan administrator may specify from time to time a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of common stock that may be purchased pursuant to such offering by all participants. In addition, no employee may purchase more than $25,000 worth of common stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans (intended to qualify as such under Section 423(b) of the Code) of our company and its parent and subsidiary corporations for each calendar year in which the purchase rights are outstanding at any time. If the aggregate number of shares to be purchased upon exercise of all outstanding purchase rights would exceed the foregoing limits, the plan administrator may make a uniform and equitable allocation of available shares.

Participation in and Withdrawal from the ESPP. Enrolled employees will automatically participate in subsequent offerings, provided the participant has not withdrawn from the ESPP, continues to meet the eligibility requirements, and has not terminated employment with us. A participant may withdraw from a given offering without affecting his or her eligibility to participate in future offerings under the ESPP. Upon any withdrawal from an offering by the participant, we will distribute to the participant his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of common stock on the participant’s behalf during such offering, and such employee’s rights in the offering will be automatically terminated.

Termination of Employment. Unless otherwise specified by the plan administrator, a participant’s rights under any offering under the ESPP terminate immediately upon cessation of an employee’s employment for any reason (subject to any post-employment participation period required by law), and we will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Adjustments

In the event of any dividend or other distribution, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of company assets to stockholders (other than normal cash dividends), or any other corporate event affecting our common stock, the number of shares reserved under the ESPP, the per offering period and per purchase period share limits and the price per share and number of shares of our common stock covered by each outstanding right will be adjusted equitably. Such adjustments will be made by the administrator of the ESPP, whose determination in that respect will be final, binding and conclusive.

In the event of certain significant transactions or a change in control (as defined in the ESPP), the administrator of the ESPP may provide for (1) either the replacement or termination of outstanding rights in exchange for cash, (2) the assumption or substitution of outstanding rights by the successor or survivor corporation or parent or subsidiary thereof, if any, (3) the adjustment in the number and type of shares of stock subject to outstanding rights, (4) the use of participants’ accumulated payroll deductions to purchase stock on a new purchase date prior to the next purchase date and termination of any rights under ongoing offering periods or (5) the termination of all outstanding rights.

Transferability. A participant may not transfer rights granted under the ESPP other than by will, the laws of descent and distribution or as otherwise provided under the ESPP.

Term. The ESPP does not have a fixed term and will continue until terminated by the Board or the share reserve thereunder is exhausted.

Amendment and Termination. The administrator of the ESPP may amend, suspend or terminate the ESPP. However, stockholder approval of any amendment to the ESPP will be obtained for any amendment which changes the aggregate number or type of shares that may be sold pursuant to rights under the ESPP or changes the corporations or classes of corporations whose employees are eligible to participate in the ESPP. The ESPP will continue in effect until terminated by the Board or the share reserve is exhausted.

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U.S. Federal Income Tax Consequences

The material federal income tax consequences of the ESPP under current U.S. federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the ESPP. The following discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed due to the fact that they may vary depending on individual circumstances and from locality to locality.

Tax Consequences to U.S. Participants in the Section 423 Component. The Section 423 Component of the ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Section 423 Component of the ESPP. This means that an eligible employee will not recognize taxable income on the date the employee is granted an option under the Section 423 Component of the ESPP (i.e., the first day of the offering period). In addition, the employee will not recognize taxable income upon the purchase of shares. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price and we will be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the employee. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above but are sold for a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the purchase price (and we will be entitled to a corresponding deduction), but the participant generally will be able to report a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the date of purchase.

We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Tax Consequences to U.S. Participants in the Non-Section 423 Component. A U.S. participant in the Non-Section 423 Component will have compensation income equal to the value of the common stock on the day he or she purchased the common stock less the purchase price.

When the participant sells the common stock he or she purchased under the Non-Section 423 Component of the ESPP, he or she also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the common stock on the day he or she purchased it. This capital gain or loss will be long-term if the participant held the common stock for more than one year and otherwise will be short-term.

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Any compensation income that the participant receives upon the purchase of shares of common stock under the Non-Section 423 Component of the ESPP is subject to applicable tax withholding. In addition, the compensation income is required to be reported as ordinary income to the participant on his or her annual Form W-2, and the participant is responsible for ensuring that this income is reported on his or her individual income tax return.

With respect to U.S. participants, we are entitled to a deduction for amounts taxed as ordinary income to a participant to the extent of ordinary income recognized upon a purchase made under the Non-Section 423 Component.

New Plan Benefits

Because the number of shares that may be purchased under the ESPP will depend on each employee’s voluntary election to participate and on the fair market value of our common stock at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance. No shares of common stock have been issued with respect to the 500,000-share increase for which stockholder approval is sought under this Proposal.

Availability of ESPP

The Company will furnish without charge, to each person whose proxy is solicited upon the written request of such person, a copy of the ESPP. Requests for copies of these documents should be directed to: Inseego Corp., 9710 Scranton Road, Suite 200, San Diego, California 92121, Attention: Corporate Secretary.

Recommendation and Vote Required

Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of our outstanding common stock present, virtually or represented by proxy, and entitled to vote at the Annual Meeting, is required to approve the amendment of the Incentive Plan. Because abstentions are counted as present for purposes of the vote on this matter but are not votes FOR this proposal, they have the same effect as votes AGAINST this proposal. Broker non-votes will not have any effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibility to oversee management’s implementation of the Company’s financial reporting process. The Audit Committee Charter can be viewed on the Company’s website at investor.inseego.com under “Governance” and is available in print upon request. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 with the Company’s management and its independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of disclosure controls and procedures and internal control over financial reporting. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s financial statements with accounting principles generally accepted in the United States.

The Audit Committee met with the independent registered public accounting firm and discussed the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company and its management; received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and considered whether the provision of non-audit services was compatible with maintaining the accounting firm’s independence.

In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.

AUDIT COMMITTEE

Jeffrey Tuder, Chair

James B. Avery

Christopher Harland

The foregoing Report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this report by reference.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in 2025 Proxy Statement. In order to be included in our proxy materials for our 2025 annual meeting of stockholders, a stockholder proposal or information about a proposed director candidate must be timely received in writing by the Company at Inseego Corp., Attention: Secretary, 9710 Scranton Road, Suite 200, San Diego, California 92121, by April 26, 2025, and otherwise comply with all requirements of the SEC, the General Corporation Law of Delaware and the Bylaws.

Stockholder Proposals to be presented at the 2025 Annual Meeting of Stockholders. If you do not wish to submit a proposal or information about a proposed director candidate for inclusion in next year’s proxy materials, but instead wish to present it directly at the 2025 annual meeting of stockholders, you must give timely written notice of the proposal to our Secretary. To be timely, the notice must be received no earlier than May 27, 2025 and no later than the close of business on June 26, 2025. The notice must describe the stockholder proposal in reasonable detail and provide certain other information required by our Bylaws, a copy of which is available upon request from our Secretary at the above address.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and anyone holding 10% or more of a registered class of our equity securities to file reports with the SEC showing their holdings of, and transactions in, these securities. Based solely on a review of copies of such reports we received, we believe that during 2023 all its reporting persons filed such reports on a timely basis.

ANNUAL REPORT ON FORM 10-K

The Company will furnish without charge, to each person whose proxy is solicited upon the written request of such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC, including the financial statements and financial statement schedules. In addition, upon request, the exhibits to that document will be furnished subject to payment of a specified fee. Requests for copies of these documents should be directed to: Inseego Corp., 9710 Scranton Road, Suite 200, San Diego, California 92121, Attention: Corporate Secretary.

MISCELLANEOUS AND OTHER MATTERS

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES ONLINE, BY TELEPHONE OR, IF YOU REQUESTED PRINTED COPIES OF THESE MATERIALS, BY SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

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Appendix A

AMENDMENT TO

2018 OMNIBUS INCENTIVE COMPENSATION PLAN

WHEREAS, Inseego Corp., a corporation organized under the laws of Delaware (the “Company”), has adopted the Inseego Corp. 2018 Omnibus Incentive Compensation Plan (as amended from time to time, the “Plan”);

WHEREAS, the Board of Directors of the Company (the “Board”) has authority to amend the Plan; and

WHEREAS, the Board has determined that it is in the best interests of the Company to amend the Plan as set forth in this Amendment.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.    Section 3(a)(i) of the Plan shall be amended to read as follows:

“(i) Subject to adjustment as provided in Section 11 of the Plan, the maximum number of Shares that may be issued (A) upon the exercise of Option Rights or Appreciation Rights, (B) in payment or settlement of Restricted Stock and released from substantial risks of forfeiture thereof, (C) in payment or settlement of Restricted Stock Units, (D) in payment or settlement of Performance Shares or Performance Units that have been earned, (E) in payment or settlement of Other Awards, or (F) in payment of dividend equivalents paid with respect to Awards made under the Plan, in the aggregate will not exceed 5,775,308 Shares (the ‘Aggregate Share Limit’).”

2.    Except as expressly set forth in this Amendment, all other terms and conditions set forth in the Plan shall remain in full force and effect. Capitalized terms used and not defined herein shall have the meanings set forth in the Plan.

3.    This Amendment will become effective upon its approval by the Company’s stockholders.

Appendix A-1

Appendix B

AMENDMENT TO

AMENDED AND RESTATED

INSEEGO CORP.

2000 EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, Inseego Corp., a corporation organized under the laws of Delaware (the “Company”), has adopted the Inseego Corp. Amended and Restated 2000 Employee Stock Purchase Plan (as amended from time to time, the “Plan”);

WHEREAS, the Board of Directors of the Company (the “Board”) has authority to amend the Plan; and

WHEREAS, the Board has determined that it is in the best interests of the Company to amend the Plan as set forth in this Amendment.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.    Section 3.1 of the Plan shall be amended to read as follows:

“3.1 Number of Shares. Subject to Article VIII, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 722,280 Shares. If any right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such right shall again become available for issuance under the Plan.”

2.    Except as expressly set forth in this Amendment, all other terms and conditions set forth in the Plan shall remain in full force and effect. Capitalized terms used and not defined herein shall have the meanings set forth in the Plan.

3.    This Amendment will become effective upon its approval by the Company’s stockholders.

Appendix B-1

Appendix 1 to DEF 14A

INSEEGO CORP.

2018 Omnibus Incentive Compensation Plan

(as amended July 30, 2024 – Subject to Stockholder Approval)

1.Purpose. Inseego Corp. hereby amends and restates the Inseego Corp. 2009 Omnibus Incentive Compensation Plan into this Inseego Corp. 2018 Omnibus Incentive Compensation Plan. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by offering directors, officers, employees and consultants of the Company an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such selected persons to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

2.Definitions. As used in the Plan,

(a)“Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries owns not less than 50 percent of such entity.

(b)“Aggregate Share Limit” means the aggregate maximum number of shares available under the Plan pursuant to Section 3(a)(i) of the Plan.

(c)“Annual Incentive Award” means a cash award granted pursuant to Section 8 of the Plan, where such award is based on Management Objectives and a Performance Period of one year or less.

(d)“Appreciation Right” means a right granted pursuant to Section 5 of the Plan.

(e)“Award” means any Annual Incentive Award, Option Right, Restricted Stock, Restricted Stock Unit, Appreciation Right, Performance Share, Performance Unit or Other Award granted pursuant to the terms of the Plan.

(f)“Base Price” means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.

(g)“Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(h)“Board” means the Board of Directors of Inseego, as constituted from time to time.

Appendix 1-1

(i)“Change in Control” means, except as may otherwise be provided in an Evidence of Award or in a Participant’s written employment agreement, change-in-control agreement, severance agreement, or other similar written agreement or arrangement that expressly provides that such definition applies with respect to this Plan, the first to occur of the following events:

(i)any Person is or becomes the Beneficial Owner of 50 percent or more of the combined voting power of the then-outstanding Voting Stock of Inseego; provided, however, that:

(1)the following acquisitions will not constitute a Change in Control: (A) any acquisition of Voting Stock of Inseego directly from Inseego that is approved by a majority of the Incumbent Directors, (B) any acquisition of Voting Stock of Inseego by the Company, (C) any acquisition of Voting Stock of Inseego by the trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company, and (D) any acquisition of Voting Stock of Inseego by any Person pursuant to a Business Transaction (as defined below) that complies with clauses (A), (B) and (C) of Section 2(i)(iii) below;

(2)if any Person is or becomes the Beneficial Owner of 50 percent or more of the combined voting power of the then-outstanding Voting Stock of Inseego as a result of a transaction described in clause (A) of Section 2(i)(i)(1) above and such Person thereafter becomes the Beneficial Owner of any additional shares of Voting Stock of Inseego representing one percent or more of the then-outstanding Voting Stock of Inseego, other than in an acquisition directly from Inseego that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by Inseego in which all holders of Voting Stock are treated equally, such subsequent acquisition will be treated as a Change in Control;

(3)a Change in Control will not be deemed to have occurred if a Person is or becomes the Beneficial Owner of 50 percent or more of the Voting Stock of Inseego as a result of a reduction in the number of shares of Voting Stock of Inseego outstanding pursuant to a transaction or series of transactions that is approved by a majority of the Incumbent Directors unless and until such Person thereafter becomes the Beneficial Owner of any additional shares of Voting Stock of Inseego representing one percent or more of the then-outstanding Voting Stock of Inseego, other than as a result of a stock dividend, stock split or similar transaction effected by Inseego in which all holders of Voting Stock are treated equally; and

(4)if at least a majority of the Incumbent Directors determine in good faith that a Person has acquired Beneficial Ownership of 50 percent or more of the Voting Stock of Inseego inadvertently, and such Person divests as promptly as practicable but no later than the date, if any, set by the Incumbent Directors a sufficient number of shares so that such Person has Beneficial Ownership of less than 50 percent of the Voting Stock of Inseego, then no Change in Control will have occurred as a result of such Person’s acquisition; or

(ii)a majority of the Board ceases to be comprised of Incumbent Directors; or

Appendix 1-2

(iii)the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of Inseego or the acquisition of the stock or assets of another corporation, or other transaction (each, a “Business Transaction”), unless, in each case, immediately following such Business Transaction (A) the Voting Stock of Inseego outstanding immediately prior to such Business Transaction continues to represent (either by remaining outstanding or by being converted into Voting Stock of the surviving entity or any parent thereof), more than 50 percent of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction (including, without limitation, an entity which as a result of such transaction owns Inseego or all or substantially all of Inseego’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Transaction, of the Voting Stock of Inseego, (B) no Person (other than Inseego, such entity resulting from such Business Transaction, or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Transaction) has Beneficial Ownership, directly or indirectly, of 50 percent or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Transaction were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Transaction; or

(iv)Inseego implements a plan for liquidation or dissolution of Inseego, except pursuant to a Business Transaction that complies with clauses (A), (B) and (C) of Section 2(i)(iii).

(j)“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as such law and regulations may be amended from time to time.

(k)“Committee” means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 12) to administer the Plan.

(l)“Company” means, collectively, Inseego and its Subsidiaries.

(m)“Consultant” means an individual who performs bona fide services to the Company or an Affiliate, other than as an Employee or Director.

(n)“Date of Grant” means the date specified by the Board on which a grant of an Award will become effective (which date will not be earlier than the date on which the Board takes action with respect thereto).

(o)“Director” means a member of the Board of Directors of Inseego.

(p)“Employee” means an individual who is an employee of the Company or an Affiliate.

(q)“Evidence of Award” means an agreement, certificate, resolution, notification or other type or form of writing or other evidence approved by the Board that sets forth the terms and conditions of the Awards granted. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of Inseego and, unless otherwise determined by the Board, need not be signed by a representative of Inseego or a Participant.

Appendix 1-3

(r)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(s)“GAAP” means accounting principles generally accepted in the United States of America as in effect from time to time.

(t)“Incentive Stock Options” means Option Rights that are intended to qualify as “incentive stock options” under Section 422 of the Code or any successor provision.

(u)“Incumbent Directors” means the individuals who, as of the date this amended and restated plan was adopted by the Board, are Directors of Inseego and any individual becoming a Director subsequent to the date hereof whose election, nomination for election by Inseego’s stockholders, or appointment, was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of Inseego in which such person is named as a nominee for Director, without objection to such nomination); provided , however , that an individual will not be an Incumbent Director if such individual’s election or appointment to the Board occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

(v)“Inseego” means Inseego Corp., a Delaware corporation, and any successors thereto.

(w)“Investor Director Provider” means any investor in the Company (or the Affiliate of an investor in the Company) that has an employee, direct or indirect owner, or service provider of such investor serving on the Board as a Director, provided that such Director has agreed with the investor (or Affiliate) that such investor (or Affiliate of such investor) will receive any Awards that such Director otherwise would receive.

(x)“Management Objectives” means the performance objective or objectives established pursuant to the Plan for Participants who have received grants of Annual Incentive Awards, Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend equivalents or Other Awards pursuant to the Plan. Management Objectives may be described in terms of Inseego-wide objectives or objectives that are related to the performance of the individual Participant or a Subsidiary, division, business unit, region or function within Inseego or any Subsidiary. The Management Objectives may be made relative to the performance of other companies. The Management Objectives may be based on any criteria selected by the Board.

At the Board’s discretion, any Management Objective may be measured before special items, and may or may not be determined in accordance with GAAP. The Board shall have the authority to make equitable adjustments to the Management Objectives (and to the related minimum, target and maximum levels of achievement or performance) as follows: in recognition of unusual or non-recurring events affecting Inseego or any Subsidiary or Affiliate or the financial statements of Inseego or any Subsidiary or Affiliate; in response to changes in applicable laws or regulations; to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles; or in recognition of any events or circumstances (including, without limitation, changes in the business, operations, corporate or capital structure of the Company or the manner in which it conducts its business) that render the Management Objectives unsuitable, as determined by the Board in its sole discretion.

Appendix 1-4

(y)“Market Value Per Share” means as of any particular date the closing sale price of a Share as reported on the Nasdaq Stock Market or, if not listed on such exchange, on any other national securities exchange on which the Shares are listed. If the Shares are not traded as of any given date, the Market Value Per Share means the closing price for the Shares on the principal exchange on which the Shares are traded for the immediately preceding date on which the Shares were traded. If there is no regular public trading market for the Shares, the Market Value Per Share of the Shares shall be the fair market value of the Shares as determined in good faith by the Board. The Board is authorized to adopt another fair market value pricing method, provided such method is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

(z)“Option Price” means the purchase price payable on exercise of an Option Right.

(aa)“Option Right” means the right to purchase Shares upon exercise of an option granted pursuant to Section 4 of the Plan.

(bb)“Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

(cc)“Other Award” means an Award granted pursuant to Section 9 of the Plan.

(dd)“Participant” means a person who is selected by the Board to receive Awards under the Plan and who is or is expected to become an Employee, Director, or Consultant, or an Investor Director Provider.

(ee)“Performance Period” means, in respect of an Award, a period of time within which the Management Objectives relating to such Award are to be achieved, as determined by the Board in its sole discretion. The Board may establish different Performance Periods for different Participants, and the Board may establish concurrent or overlapping Performance Periods.

(ff)“Performance Share” means an Award under the Plan equivalent to the right to receive one Share awarded pursuant to Section 8 of the Plan.

(gg)“Performance Unit” means a unit awarded pursuant to Section 8 of the Plan that is equivalent to $1.00 or such other value as is determined by the Board.

(hh)“Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act or any successor provision thereto, as modified and used in Sections 13(d) and 14(d) thereof and the rules thereunder.

(ii)“Plan” means this Inseego Corp. 2018 Omnibus Incentive Compensation Plan, as amended.

Appendix 1-5

(jj)“Restricted Stock” means Shares granted pursuant to Section 6 of the Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(kk)“Restricted Stock Unit” means an Award made pursuant to Section 7 of the Plan.

(ll)“Restriction Period” means the period of time during which Restricted Stock or Restricted Stock Units may be subject to restrictions, as provided in Section 6 and Section 7 of the Plan.

(mm)“Secondary Committee” means one or more senior officers of Inseego (who need not be members of the Board), acting as a committee established by the Board pursuant to Section 12(b) of the Plan, subject to such conditions and limitations as the Board shall prescribe.

(nn)“Shares” means the shares of common stock, par value $0.001 per share, of Inseego or any security into which such Shares may be changed by reason of any transaction or event of the type referred to in Section 11 of the Plan.

(oo)“Spread” means the excess of the Market Value Per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Appreciation Right, respectively.

(pp)“Subsidiary” means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by Inseego; except that, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time Inseego owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

(qq)“Voting Stock” means securities entitled to vote generally in the election of directors.

(rr)“10% Shareholder” means a Person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

Appendix 1-6

3.Shares Available Under the Plan.

(a)Maximum Shares Available Under Plan.

(i)Subject to adjustment as provided in Section 11 of the Plan, the maximum number of Shares that may be issued (A) upon the exercise of Option Rights or Appreciation Rights, (B) in payment or settlement of Restricted Stock and released from substantial risks of forfeiture thereof, (C) in payment or settlement of Restricted Stock Units, (D) in payment or settlement of Performance Shares or Performance Units that have been earned, (E) in payment or settlement of Other Awards, or (F) in payment of dividend equivalents paid with respect to Awards made under the Plan, in the aggregate will not exceed 5,775,308 Shares (the “Aggregate Share Limit”).

Shares that are issued in connection with inducement grants pursuant to Nasdaq Listing Rule 5635 and Shares issued under any plan assumed by Inseego in any corporate transaction will not count against the Aggregate Share Limit.

(ii)Shares covered by an Award granted under the Plan shall not be counted against the Aggregate Share Limit unless and until they are actually issued and delivered to a Participant and, therefore, the total number of Shares available under the Plan as of a given date shall not be reduced by any Shares relating to prior Awards that have expired or have been forfeited or cancelled or terminated for any other reason other than being exercised or settled, and to the extent of payment in cash of the benefit provided by any Award granted under the Plan, any Shares that were covered by that Award will be available for issue or transfer hereunder. In addition, upon the full or partial payment of any Option Price by the transfer to the Company of Shares or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Shares, there shall be deemed to have been issued under this Plan only the net number of Shares actually issued by the Company.

(iii)Subject to adjustment as provided in Section 11 of the Plan, the aggregate number of Shares actually issued by the Company upon the exercise of Incentive Stock Options will not exceed 7,000,000 Shares.

4.Option Rights. The Board may, from time to time, authorize the granting to Participants of Option Rights upon such terms and conditions consistent with the following provisions as it may determine:

(a)Each grant will specify the number of Shares to which it pertains subject to the limitations set forth in Section 3 of the Plan.

(b)Each grant will specify an Option Price per share, which may not be less than (i) the Market Value Per Share on the Date of Grant or (ii) if the Person to whom an Incentive Stock Option is granted is a 10% Shareholder on the Date of Grant, 110% of the Market Value Per Share on the Date of Grant. However, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code or if the Award is designated as a “Section 409A Award” and has either a fixed exercise date or a fixed delivery date.

(c)Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to Inseego or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to Inseego of Shares owned by the Optionee (or other consideration authorized pursuant to Section 4(d)) having a value at the time of exercise equal to the total Option Price, (iii) by withholding by Inseego from the Shares otherwise deliverable to the Optionee upon the exercise of such Option Rights, a number of Shares having a value at the time of exercise equal to the total Option Price, (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Board.

Appendix 1-7

(d)To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to Inseego of some or all of the Shares to which such exercise relates.

(e)Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(f)Each grant will specify the period or periods of continuous service by the Optionee with Inseego or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable; provided, however, that in the case of an Investor Director Provider, service will be deemed continuous as long as such Investor Director Provider has at least one representative on the Board who is an employee, direct or indirect owner, or service provider of such Investor Director Provider.

(g)Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h)Option Rights granted under the Plan may be (i) Incentive Stock Options, (ii) options that are not intended to qualify as Incentive Stock Options, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who are “employees” (under Section 3401(c) of the Code) of Inseego or a subsidiary of Inseego (under Section 424 of the Code). Any Option Right designated as an Incentive Stock Option will not be an Incentive Stock Option to the extent the Option Right fails to meet the requirements of Section 422 of the Code. Each grant will specify whether the Option Right is an Incentive Stock Option or an option that is not intended to qualify as an Incentive Stock Option.

(i)The Board may substitute, without receiving Participant permission, Appreciation Rights payable only in Shares (or Appreciation Rights payable in Shares or cash, or a combination of both, at the Board’s discretion) for outstanding Option Rights; provided , however , that the terms of the substituted Appreciation Rights are substantially the same as the terms for the Option Rights at the date of substitution and the difference between the Market Value Per Share of the underlying Shares and the Base Price of the Appreciation Rights is equivalent to the difference between the Market Value Per Share of the underlying Shares and the Option Price of the Option Rights. If the Board determines, based upon advice from Inseego’s accountants, that this provision creates adverse accounting consequences for Inseego, it shall be considered null and void.

(j)No Option Right will be exercisable more than 10 years from the Date of Grant; provided, however, that with respect to Incentive Stock Options issued to 10% Shareholders, the term of each such Option Right shall not exceed five (5) years from the date it is granted.

(k)No grant of Option Rights may provide for dividends, dividend equivalents or other similar distributions to be paid on such Option Rights.

(l)No Option Right shall include terms entitling the Participant to a grant of Option Rights or Appreciation Rights on exercise of the Option Right.

Appendix 1-8

5.Appreciation Rights. The Board may, from time to time, authorize the granting to any Participant of Appreciation Rights upon such terms and conditions consistent with the following provisions as it may determine:

(a)An Appreciation Right will be a right of the Participant to receive from Inseego an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

(b)Each grant will specify the Base Price, which may not be less than the Market Value Per Share on the Date of Grant.

(c)Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by Inseego in cash, in Shares or in any combination thereof and may retain for the Board the right to elect among those alternatives.

(d)Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

(e)Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(f)Each grant will specify the period or periods of continuous service by the Participant with Inseego or any Subsidiary that is necessary before such Appreciation Right or installments thereof will become exercisable; provided, however, that in the case of an Investor Director Provider, service will be deemed continuous as long as such Investor Director Provider has at least one representative on the Board who is an employee, direct or indirect owner, or service provider of such Investor Director Provider.

(g)Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(h)Successive grants may be made to the same Participant regardless of whether any Appreciation Rights previously granted to the Participant remain unexercised.

(i)No Appreciation Right granted under the Plan may be exercised more than 10 years from the Date of Grant.

(j)No grant of Appreciation Rights may provide for dividends, dividend equivalents or other similar distributions to be paid on such Appreciation Rights.

(k)No Appreciation Right shall include terms entitling the Participant to a grant of Option Rights or Appreciation Rights on exercise of the Appreciation Right.

Appendix 1-9

6.Restricted Stock. The Board may, from time to time, authorize the granting of Restricted Stock to Participants upon such terms and conditions consistent with the following provisions as it may determine:

(a)Each such grant will constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but such rights shall be subject to such restrictions and the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Board may determine.

(b)Each such grant may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value Per Share at the Date of Grant.

(c)Each such grant will provide that the Restricted Stock covered by such grant that vests upon the passage of time will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a Restriction Period to be determined by the Board at the Date of Grant or upon achievement of Management Objectives referred to in subparagraph (e) below.

(d)Each such grant will provide that during, and may provide that after, the Restriction Period, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in Inseego or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

(e)Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock.

(f)Notwithstanding anything to the contrary contained in the Plan, any grant of Restricted Stock may provide for the earlier termination of restrictions on such Restricted Stock in the event of the retirement, death or disability, or other termination of employment of a Participant, or a Change in Control.

(g)Any such grant of Restricted Stock may require that any or all dividends or other distributions paid thereon during the Restriction Period be automatically deferred and reinvested in additional shares of Restricted Stock or paid in cash, which may be subject to the same restrictions as the underlying Award; provided, however, that dividends or other distributions on Restricted Stock subject to Management Objectives shall be deferred and paid in cash upon the achievement of the applicable Management Objectives and the lapse of all restrictions on such Restricted Stock.

(h)Unless otherwise directed by the Board, (i) all certificates representing shares of Restricted Stock will be held in custody by Inseego until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares, or (ii) all shares of Restricted Stock will be held at Inseego’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such shares of Restricted Stock.

Appendix 1-10

7.Restricted Stock Units. The Board may, from time to time, authorize the granting of Restricted Stock Units to Participants upon such terms and conditions consistent with the following provisions as it may determine:

(a)Each such grant will constitute the agreement by Inseego to deliver Shares or cash to the Participant in the future in consideration of the performance of services, but subject to such restrictions and the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Board may specify.

(b)Each such grant may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value Per Share at the Date of Grant.

(c)Notwithstanding anything to the contrary contained in the Plan, any grant of Restricted Stock Units may provide for the earlier lapse or modification of the Restriction Period in the event of the retirement, death or disability, or other termination of employment of a Participant, or a Change in Control.

(d)During the Restriction Period, the Participant will have no right to transfer any rights under his or her Award and will have no rights of ownership in the Restricted Stock Units and will have no right to vote them, but the Board may at the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on either a current, deferred or contingent basis either in cash, additional Restricted Stock Units or in additional Shares; provided , however , that dividend equivalents on Restricted Stock Units subject to Management Objectives shall be deferred and paid in cash upon the achievement of the applicable Management Objectives and the lapse of all restrictions on such Restricted Stock Units.

(e)Each grant of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned.

8.Annual Incentive Awards, Performance Shares and Performance Units. The Board may, from time to time, authorize the granting of Annual Incentive Awards, Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives during the Performance Period, upon such terms and conditions consistent with the following provisions as it may determine:

(a)Each grant will specify either the number of shares, or amount of cash, payable with respect to Annual Incentive Awards, Performance Shares or Performance Units to which it pertains, which number or amount payable may be subject to adjustment to reflect changes in compensation or other factors.

(b)The Performance Period with respect to each Annual Incentive Award, Performance Share or Performance Unit will be such period of time (not less than one year in the case of each Performance Share and Performance Unit), as will be determined by the Board at the time of grant, which Performance Period may be subject to earlier lapse or other modification in the event of the retirement, death or disability, or other termination of employment of a Participant, or a Change in Control.

(c)Any grant of Annual Incentive Awards, Performance Shares or Performance Units will specify Management Objectives that, if achieved, will result in payment or early payment of the Award and may set forth a formula for determining the number of Shares, or amount of cash, payable with respect to Annual Incentive Awards, Performance Shares or Performance Units that will be earned if performance is at or above the minimum or threshold level or levels.

Appendix 1-11

(d)Each grant will specify the time and manner of payment of Annual Incentive Awards, Performance Shares or Performance Units that have been earned. Any grant of Performance Shares or Performance Units may specify that the amount payable with respect thereto may be paid by Inseego in cash, in Shares or in any combination thereof and will retain in the Board the right to elect among those alternatives.

(e)Any grant of Annual Incentive Awards, Performance Shares or Performance Units may specify that the amount payable or the number of Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

(f)The Board may at the Date of Grant of Performance Shares provide for the payment of dividend equivalents to the holder thereof on either a current, deferred or contingent basis, either in cash or in additional Shares; provided, however, that dividend equivalents on Performance Shares shall be deferred and paid in cash upon the achievement of the applicable Management Objectives.

9.Other Awards.

(a)The Board may, subject to limitations under applicable law, grant to any Participant such Other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of such Shares, including, without limitation, awards consisting of securities or other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, Affiliates or other business units thereof or any other factors designated by the Board, and awards valued by reference to the book value of Shares or the value of securities of, or the performance of specified Subsidiaries or Affiliates or other business units of Inseego. The Board shall determine the terms and conditions of such awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 9 shall be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, Shares, Other Awards, notes or other property, as the Board shall determine.

(b)Except as otherwise provided in Section 15(b), cash Awards, as independent Awards or as an element of or supplement to any other Award granted under the Plan, may also be granted pursuant to this Section 9.

(c)The Board may grant Shares as a bonus, or may grant other Awards in lieu of obligations of Inseego or a Subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board in a manner that complies with Section 409A of the Code.

10.Transferability.

(a)Except as otherwise determined by the Board, no Awards granted under the Plan and no rights under any such Awards shall be assignable, alienable, saleable, or transferable by the Participant except by will or the laws of descent and distribution, and in no event shall any such Award granted under the Plan be transferred for value. Except as otherwise determined by the Board, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

(b)The Board may specify at the Date of Grant that part or all of the Shares that are to be issued by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock or Restricted Stock Units or upon payment under any grant of Performance Shares, Performance Units or Other Awards will be subject to further restrictions on transfer.

Appendix 1-12

11.Adjustments. The Board shall make or provide for such adjustments in the number of Shares covered by outstanding Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of Shares covered by Other Awards, in the Option Price and Base Price provided in outstanding Option Rights or Appreciation Rights, and in the kind of Shares covered thereby, as the Board, in its sole discretion, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Board, in its discretion, may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including cash), if any, as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price greater than the consideration offered in connection with any such transaction or event or Change in Control, the Board may in its sole discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Board shall also make or provide for such adjustments in the number of Shares specified in Section 3 of the Plan as the Board in its sole discretion, may determine is appropriate to reflect any transaction or event described in this Section 11; provided , however , that any such adjustment to the number specified in Section 3(a)(iii) will be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail so to qualify.

12.Administration of the Plan.

(a)The Plan will be administered by the Board, which may from time to time delegate all or any part of its authority under the Plan to the Committee. To the extent of any such delegation, references in the Plan to the Board will be deemed to be references to such Committee. A majority of the Committee will constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the Committee.

(b)To the extent permitted by applicable law, including any rule of the Nasdaq Stock Market, the Board or Committee may delegate its duties under the Plan to a Secondary Committee, subject to such conditions and limitations as the Board or Committee shall prescribe; provided, however, that: (i) only the Board or Committee may grant an Award to a Participant who is subject to Section 16 of the Exchange Act; and (ii) the Secondary Committee shall report periodically to the Board or the Committee, as the case may be, regarding the nature and scope of the Awards granted pursuant to the authority delegated. To the extent of any such delegation, references or deemed references in the Plan to the Committee will be deemed to be references to such Secondary Committee. A majority of the Secondary Committee will constitute a quorum, and the action of the members of the Secondary Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the Secondary Committee.

(c)The Board shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Evidence of Award or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Board may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in an Evidence of Award, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the Plan or any Evidence of Award, and, subject to Sections 15 and 18, adopting modifications and amendments to this Plan or any Evidence of Award, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which Inseego, its Affiliates, and/or its Subsidiaries operate. The grant of any Award that specifies Management Objectives that must be achieved before such Award can be earned or paid will specify that, before such Award will be earned and paid, the Board must certify that the Management Objectives have been satisfied.

Appendix 1-13

(d)The interpretation and construction by the Board of any provision of this Plan or of any Evidence of Award or other agreement or document ancillary to or in connection with this Plan and any determination by the Board pursuant to any provision of the Plan or of any such Evidence of Award or other agreement or document ancillary to or in connection with this Plan will be final and conclusive. No member of the Board will be liable for any such action or determination made in good faith.

(e)Any Participant who believes he or she is being denied any benefit or right under the Plan or under any Award or Evidence of Award may file a written claim with the Committee. Any claim must be delivered to the Committee within six month of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designee, generally will notify the Participant of its decision in writing as soon as administratively practicable. Claims shall be deemed denied if the Committee does not respond in writing within 180 days of the date the written claim is delivered to the Committee. The Committee’s decision is final and conclusive and binding on all Persons. No lawsuit or arbitration relating to the Plan may be filed or commenced before a written claim is filed with the Committee and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.

13.Non U.S. Participants. In order to facilitate the making of any grant or combination of grants under the Plan, the Board may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by Inseego or any Subsidiary outside of the United States of America, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan (including without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of Inseego may certify any such document as having been approved and adopted in the same manner as the Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of the Plan as then in effect unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of Inseego.

14.Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other Person under the Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other Person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Shares, and such Participant fails to make arrangements for the payment of tax, the Company shall withhold such Shares having a value that shall not exceed the statutory maximum amount permitted to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect, or the Company may require the Participant, to satisfy the obligation, in whole or in part, by electing to have withheld, from the Shares required to be delivered to the Participant, Shares having a value equal to the amount required to be withheld, or by delivering to the Company other Shares held by such Participant. The Shares used for tax withholding will be valued at an amount equal to the Market Value Per Share of such Shares on the date the benefit is to be included in Participant’s income. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Shares acquired upon the exercise of Option Rights.

Appendix 1-14

15.Amendments, Etc.

(a)The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that if an amendment to the Plan must be approved by the stockholders of Inseego in order to comply with applicable law or the rules of the Nasdaq Stock Market or, if the Shares are not traded on the Nasdaq Stock Market, the principal national securities exchange upon which the Shares are traded or quoted, then, such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.

(b)Except in connection with a corporate transaction or event described in Section 11 of the Plan, the terms of outstanding Awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, and no outstanding Option Rights or Appreciation Rights may be cancelled in exchange for other Awards, or cancelled in exchange for Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, or cancelled in exchange for cash, without stockholder approval. This Section 15(b) is intended to prohibit (without stockholder approval) the repricing of “underwater” Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 11 of the Plan. Notwithstanding any provision of the Plan to the contrary, this Section 15(b) may not be amended without approval by Inseego’s stockholders.

(c)If permitted by Section 409A of the Code, in case of termination of employment by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Stock or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Annual Incentive Awards, Performance Shares or Performance Units which have not been fully earned, or any Other Awards subject to any vesting schedule or transfer restriction, or who holds Shares subject to any transfer restriction imposed pursuant to Section 10(b) of the Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or Other Award may be exercised or the time when such Restriction Period will end or the time at which such Annual Incentive Awards, Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such Award.

(d)Subject to Section 16(d) of the Plan, the Board may amend the terms of any Award theretofore granted under the Plan prospectively or retroactively, but subject to Section 11 of the Plan, no such amendment shall impair the rights of any Participant without his or her consent, except as necessary to comply with changes in law or accounting rules applicable to Inseego. The Board may, in its discretion, terminate the Plan at any time.

Termination of the Plan will not affect the rights of Participants or their successors under any Awards outstanding hereunder on the date of termination.

16.Compliance with the Code.

(a)To the extent applicable, it is intended that the Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A of the Code do not apply to the Participants. The Plan and any grants made hereunder shall be administered in a manner consistent with this intent. Any reference in the Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under the Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Affiliates.

Appendix 1-15

(c)If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by Inseego from time to time) and (ii) Inseego shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then Inseego shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the tenth business day of the month after such six-month period.

(d)Notwithstanding any provision of the Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of the Code, Inseego reserves the right to make amendments to the Plan and grants hereunder as Inseego deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code, or adverse tax consequences under another Code provision, without Participant consent. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with the Plan and grants hereunder (including any taxes, penalties, and interest under Section 409A of the Code or another Code provision), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold a Participant nor anyone other than a Participant, including a Participant’s estate or beneficiaries, harmless from any or all of such taxes or penalties.

17.Governing Law. The Plan and all grants and Awards and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware, without regard to principles of conflicts of laws.

18.Effective Date/Termination. The Plan originally became effective as of June 18, 2009. This amendment and restatement was adopted by the Board on May 11, 2018 and will become effective as of the date of shareholder approval, if ever. No grant will be made under the Plan more than 10 years after May 11, 2018, but all grants made on or prior to such date will continue in effect thereafter subject to the terms of the Evidence of Award conveying such grants and of the Plan.

19.Miscellaneous.

(a)Each grant of an Award will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with the Plan, as the Board may approve.

(b)Inseego will not be required to issue any fractional Shares pursuant to the Plan. The Board may provide for the elimination of fractional Shares or for the settlement of fractional Shares in cash.

(c)The Plan will not confer upon any Participant any right with respect to continuance of employment or other service with Inseego or any Subsidiary or Affiliate, nor will it interfere in any way with any right Inseego or any Subsidiary or Affiliate would otherwise have to terminate such Participant’s employment or other service at any time.

(d)No person shall have any claim to be granted any Award under the Plan. Without limiting the generality of the foregoing, the fact that a target Award is established for the job value or level for an Employee shall not entitle any Employee to an Award hereunder. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any Shares covered by any Award until the date as of which he or she is actually recorded as the holder of such Shares upon the stock records of the Company.

Appendix 1-16

(e)Determinations by the Board or the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and Awards under the Plan, whether or not such persons are similarly situated.

(f)To the extent that any provision of the Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of the Plan.

(g)No Award under the Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Board, contrary to law or the regulations of any duly constituted authority having jurisdiction over the Plan.

(h)Absence or leave approved by a duly constituted officer of Inseego or any of its Subsidiaries shall not be considered interruption or termination of service of any Employee for any purposes of the Plan or Awards granted hereunder.

(i)The Board may condition the grant of any Award or combination of Awards authorized under the Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by Inseego or a Subsidiary to the Participant.

(j)If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(k)Any Evidence of Award may: (i) provide for recoupment by the Company of all or any portion of an Award upon such terms and conditions as the Board or Committee may specify in such Evidence of Award; or (ii) include restrictive covenants, including, without limitation, non-competition, non-disparagement and confidentiality conditions or restrictions, that the Participant must comply with during employment by or service to the Company and/or within a specified period after termination as a condition to the Participant’s receipt or retention of all or any portion of an Award. This Section 19(k) shall not be the Company’s exclusive remedy with respect to such matters. This Section 19(k) shall not apply after a Change in Control, unless otherwise specifically provided in the Evidence of Award.

Appendix 1-17

GRANT NO.

INSEEGO CORP.

2018 OMNIBUS INCENTIVE COMPENSATION PLAN

NONSTATUTORY STOCK OPTION GRANT

Inseego Corp., a Delaware corporation (the “Company”), hereby grants options (the “Options”) to purchase shares of its common stock (the “Shares”) to the individual named below (the “Optionee”). The terms and conditions of the Options are set forth in the attached agreement (the “Award Agreement”) and in the Company’s 2018 Omnibus Incentive Compensation Plan (the “Plan”).

Name of Optionee
Number of Options Granted
Option Price per Share
Date of Option Grant
Vesting Commencement Date
Option Expiration Date
Vesting Schedule

The Board, in its discretion, may accelerate the vesting of any unvested Options in the event of a Change in Control. Except as otherwise provided in the Award Agreement, no Options shall vest after the Optionee’s service with or for the Company or any Subsidiary or Affiliate thereof has terminated for any reason.

By accepting this Option Grant, the Optionee hereby agrees to all the terms and conditions set forth in this Option Grant, the attached Award Agreement, and in the Plan, a copy of which is available on the Company’s intranet site.

Company:
Name:
Title:

Optionee:
Name:

Appendix 1-18

INSEEGO CORP.

2018 OMNIBUS INCENTIVE COMPENSATION PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

The Plan and Other Agreements

The text of the Plan is incorporated into this Award Agreement by reference. In the event of any inconsistency between the provisions of this Award Agreement and the Plan, the Plan shall govern. Capitalized terms used but not otherwise defined in this Award Agreement are defined in the Plan.

Any amendment to the Plan shall be deemed to be an amendment to this Award Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect your rights under this Award Agreement without your consent (provided, however, that your consent shall not be required to an amendment that is deemed necessary by the Company to ensure compliance with Section 409A of the U.S. Internal Revenue Code, as amended (the “Code”)).

The Option Grant, this Award Agreement and the Plan constitute the entire understanding between you and the Company regarding these Options. Any prior agreements, commitments or negotiations concerning these Options are hereby superseded entirely. Notwithstanding the foregoing, to the extent a written employment agreement, change-in-control agreement, severance agreement or other similar written agreement or arrangement (an “Employment Arrangement”) that has been approved by the Board or a committee thereof provides for greater benefits to the Optionee than provided in the Option Grant, this Award Agreement or the Plan with respect to (a) vesting of the Options upon termination of employment or in the event of a Change in Control, or (b) exercisability of the Options following termination of employment, then the terms of the Employment Arrangement with respect to these matters shall supersede the terms of the Option Grant and this Award Agreement to the extent permitted by the Plan.

Nonstatutory Stock Option	These Options are not intended to be Incentive Stock Options under section 422 of the Code and will be interpreted accordingly.

Vesting	These Options are exercisable only before they expire and then only with respect to those that are vested. These Options will vest according to the Vesting Schedule on the attached cover sheet.

Term	These Options will expire in any event at the close of business at Company headquarters on the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. These Options will expire earlier if your service terminates, as described below.

Regular Termination	If your service terminates for any reason, other than death, Disability (as defined below), or Cause (as defined below), then, except as otherwise provided in an Employment Arrangement, these Options will expire at the close of business at Company headquarters on the 90th calendar day after your service termination date.

Appendix 1-19

Termination for Cause	If your service is terminated for Cause, as determined by the Board in its sole discretion, then immediately upon such event you automatically forfeit all rights to these Options and they shall immediately expire. For purposes of this Award Agreement, “Cause” shall mean the termination of your service due to your commission of any act of fraud, embezzlement or dishonesty; any unauthorized use or disclosure by you of confidential information or trade secrets of the Company or any Subsidiary or Affiliate thereof; or any other intentional misconduct on your part that adversely affects the business or affairs of the Company or any Subsidiary or Affiliate thereof in a material manner. This definition shall not restrict in any way the Company’s or any Subsidiary’s or Affiliate’s right to discharge you for any other reason, nor shall this definition be deemed to be inclusive of all the acts or omissions which constitute “Cause” for purposes other than this Award Agreement.

Death	If your service terminates because of your death, then, except as otherwise provided in an Employment Arrangement, these Options will expire at the close of business at Company headquarters on the date twelve (12) months after the date of death. At any time during that twelve (12) month period, your estate or heirs may exercise those Options which were vested as of the date of your death.

Disability	If your service terminates because of your Disability, then, except as otherwise provided in an Employment Arrangement, these Options will expire at the close of business at Company headquarters on the date twelve (12) months after your service termination date. At any time during that twelve (12) month period, you may exercise those Options which were vested as of the date your service terminated because of your Disability. For purposes of this Award Agreement, “Disability” shall mean that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Leave of Absence

For purposes of these Options, your service is not interrupted or terminated when you go on a leave of absence that was approved in writing by a duly constituted officer of the Company or any Subsidiary or Affiliate thereof. Your service terminates in any event when the approved leave ends unless you immediately return to active work at the Company or any Subsidiary or Affiliate thereof.

The Company, in its sole discretion, determines which leaves count for this purpose, as well as the point in time your service terminates for all purposes under the Plan.

Method of Exercise	When you wish to exercise any of these Options, you must provide written notice to the Company, or use such other method of exercise as may be specified by the Company, including exercise by electronic means on the web site of the Company’s third-party equity plan administrator, which will specify how many Options you wish to exercise. If someone else wants to exercise these Options after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment

When you exercise Options, you must remit payment of the Option Price for the Shares you are purchasing at that time and any Tax-Related Items (as defined below). Payment may be made in one or a combination of the following forms:

Cash, your personal check, a cashier’s check or a money order.

By delivery (on a form or by electronic means prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Option Price and any Tax-Related Items.

Appendix 1-20

Withholding Taxes

Regardless of any action the Company or your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Employer. You further acknowledge that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Options, including, but not limited to, the grant, vesting or exercise of the Options, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Options to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. You acknowledge that neither the Company nor the Employer shall have any obligation to indemnify or otherwise hold you harmless from any or all of such Tax-Related Items. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, you will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

1. withholding from your wages or other cash compensation paid to you by the Company and/or the Employer; or

2. withholding from proceeds of the sale of Shares acquired at exercise, either through a voluntary sale or through a sale arranged by the Company (on your behalf pursuant to this authorization); or

3. withholding in Shares to be issued at exercise.

To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, you are deemed to have been issued the full number of Shares subject to the Options exercised, notwithstanding that a number of Shares is retained solely for the purpose of paying the Tax-Related Items due as a result of any aspect of your participation in the Plan.

Finally, you will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver Shares or the proceeds from the sale of Shares if you fail to comply with your obligations in connection with the Tax-Related Items.

Transfer of Options	Prior to your death, only you may exercise these Options, or in the case of legal incapacity, your guardian or legal representative may act on your behalf. You cannot transfer or assign these Options. For instance, you may not sell the Options themselves or use them as security for a loan. If you attempt to do any of these things, the Options will immediately become invalid. You may, however, dispose of these Options in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor your spouse’s interest in these Options in any way.

Appendix 1-21

Retention Rights	These Options or this Award Agreement do not give you the right to be retained or to continue to be retained by the Company or any Subsidiary or Affiliate thereof in any employment or other capacity. The Company or any Subsidiary or Affiliate thereof reserves the right to terminate your service at any time and for any reason.

Stockholder Rights	You, or your estate or heirs, have no rights as a stockholder of the Company until you are recorded as the holder of the Shares upon the stock records of the Company. No adjustments are made for dividends or other rights if the applicable record date occurs before you are recorded as the holder of the Shares, except as otherwise described in the Plan.

Adjustments	In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by these Options and the Option Price may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. These Options shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

No Advice Regarding Grant	The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Shares. You are hereby advised to consult your own personal tax, legal and financial advisors regarding your participation in the Plan and before taking any action related to the Plan.

Not a Contract of Employment	By accepting this Award Agreement, you acknowledge and agree that (a) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Option grant, could claim that his or her service was terminated to preclude vesting; (b) you will never make such a claim; (c) nothing in this Award Agreement or the Plan confers on you any right to continue a service relationship with the Company, nor shall anything in this Award Agreement or the Plan affect in any way your right or the rights of the Company or the Employer to terminate your service at any time, with or without cause; and (d) the Company would not have granted this Option to you but for these acknowledgments and agreements.

Applicable Law	The Option grant and the provisions of this Award Agreement are governed by, and subject to, the internal substantive laws but not the choice of law rules of the State of Delaware, as provided in the Plan. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or this Award Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California, and agree that such litigation shall be conducted only in the courts of San Diego County, California, or the federal courts of the United States for the Southern District of California, and no other courts, where this grant is made and/or to be performed.

Electronic Delivery	The Company may, in its sole discretion, decide to deliver any documents related to the Options granted under and participation in the Plan or future options that may be granted under the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Severability	The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Appendix 1-22

INSEEGO CORP.

2018 OMNIBUS INCENTIVE COMPENSATION PLAN

______________________________________

Stock Unit Grant

_____________________________________

Award No.

Inseego Corp., a Delaware corporation (the “Company”), hereby grants Stock Units (the “Stock Units”) to the individual named below (the “Grantee”). The terms and conditions of the Stock Units are set forth in the attached Stock Unit Award Agreement (“Award Agreement” or “Award”), and the Inseego Corp. 2018 Omnibus Incentive Compensation Plan (the “Plan”), which is attached as Exhibit A. A summary of the Plan appears in the related Prospectus, which is attached as Exhibit B.

Name of Recipient
Number of Stock Units Subject to Award
Purchase Price per Share (if applicable)
Date of Grant
Vesting Schedule

The Board, in its discretion, may accelerate the vesting of any unvested Stock Units in the event of a Change in Control. Except as otherwise provided in the Award Agreement, no Stock Units shall vest after the Grantee’s service with or for the Company or any Subsidiary or Affiliate thereof has terminated for any reason.

BY ACCEPTING THIS STOCK UNIT GRANT, you and the Company agree that the Stock Units are hereby awarded under and governed by the terms and conditions of this Stock Unit Grant, the attached Award Agreement, and the Plan.

INSEEGO CORP.

By:
Name:
Title:

Grantee

Name:

Appendix 1-23

INSEEGO CORP.

2018 OMNIBUS INCENTIVE COMPENSATION PLAN

______________________________________

Stock Unit Award Agreement

1.	The Plan and Other Agreements. The text of the Plan is incorporated into this Award Agreement by reference. In the event of any inconsistency between the provisions of this Award Agreement and the Plan, the Plan shall govern. Capitalized terms used but not otherwise defined in this Award Agreement are defined in the Plan. Any amendment to the Plan shall be deemed to be an amendment to this Award Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect your rights under this Award Agreement without your consent (provided, however, that your consent shall not be required to an amendment that is deemed necessary by the Company to ensure compliance with Section 409A of the U.S. Internal Revenue Code, as amended (the “Code”). The Stock Unit Grant, this Award Agreement and the Plan constitute the entire understanding between you and the Company regarding these Stock Units. Any prior agreements, commitments or negotiations concerning these Stock Units are hereby superseded entirely. Notwithstanding the foregoing, to the extent a written employment agreement, change-in-control agreement, severance agreement or other similar written agreement or arrangement (an “Employment Arrangement”) that has been approved by the Board or a committee thereof provides for greater benefits to the Grantee than provided in the Stock Unit Grant, this Award Agreement or the Plan with respect to vesting of the Stock Units upon termination of employment or in the event of a Change in Control, then the terms of the Employment Arrangement with respect to these matters shall supersede the terms of the Stock Unit Grant and this Award Agreement to the extent permitted by the Plan.

2.	Termination of Service; Leaves of Absence. Subject to Section 1 above, this Award shall be canceled and become automatically null and void immediately upon termination of your service to the Company or its Subsidiary or Affiliate for any reason, but only to the extent you have not become vested, pursuant to the foregoing terms, on or at the time your service to the Company or any Subsidiary or Affiliate thereof ends. For purposes of the Award, your service is not interrupted or terminated when you go on a leave of absence that is approved in writing by a duly constituted officer of the Company or any Subsidiary or Affiliate thereof. Your service terminates in any event when the approved leave ends unless you immediately return to active work at the Company or any Subsidiary or Affiliate thereof. The Company, in its sole discretion, determines which leaves count for this purpose, as well as the point in time your service terminates for all purposes under the Plan.

3.	Satisfaction of Vesting Restrictions. No Shares will be issued before you complete the requirements that are necessary for you to vest in your Stock Units. As soon as practicable after the date on which your Stock Units vest in whole or in part, the Company will issue to you, free from vesting restrictions (but subject to such legends as the Company determines to be appropriate), one Share for each vested Stock Unit; provided, however, that, by accepting this Award Agreement, you authorize the Company to withhold taxes pursuant to Section 7 below.

4.	Investment Purposes. By accepting this Award, you represent and warrant to the Company that any Shares issued to you pursuant to your Stock Units will be for investment for your own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the U.S. Securities Act of 1933, as amended. You further acknowledge and agree that your ability to sell any Shares issued to you pursuant to your Stock Units may be limited by applicable securities laws and the Company’s Insider Trading Policy then in effect.

Appendix 1-24

5.	Dividend Equivalents. When Shares are delivered to you pursuant to the vesting of your Stock Units, you shall also be entitled to receive, with respect to each Share issued or withheld by the Company pursuant to Section 3, (a) a number of Shares equal to the per Share stock dividends which were declared and paid to the holders of Shares between the Date of Grant and the date such Shares are delivered to you, and (b) a number of Shares having a Fair Market Value (on the date of each cash dividend payment date) equal to any per Share cash dividends that were paid to the holders of Shares based on a record date falling between the Date of Grant and the date such Shares are delivered to you. To the extent that your service ends before vesting of all the Stock Units, you will forfeit all dividend equivalents (whether paid in cash or in stock) attributable to all Shares underlying such unvested Stock Units.

6.	Restrictions on Transfer of Award. Your rights under this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Board. If you attempt to do any of these things, the Stock Units will immediately become invalid. You may, however, dispose of these Stock Units in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor your spouse’s interest in these Stock Units in any way.

7.	Income Taxes and Deferred Compensation. Regardless of any action the Company or your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and may exceed the amount actually withheld by the Company or the Employer. You further acknowledge that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Stock Units, including the grant of the Stock Units, the vesting of Stock Units, the settlement of the Stock Units with Shares, the subsequent sale of any Shares acquired at vesting and the receipt of any dividends; and (b) do not commit to structure the terms of the grant or any aspect of the Stock Units to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. You acknowledge that neither the Company nor the Employer shall have any obligation to indemnify or otherwise hold you harmless from any or all of such Tax-Related Items. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

The Board shall have the sole discretion to interpret the requirements of the Code for purposes of the Plan and this Award Agreement. The Board has the discretion to unilaterally modify this Award as necessary to conform with U.S. law. This includes the right, to the extent the Company deems necessary or advisable in its sole discretion, of the Board to unilaterally amend or modify the Plan and/or this Award Agreement to conform with applicable U.S. law, including to ensure that the grant and administration of this Award qualifies for exemption from the application of the taxes imposed by Section 409A of the Code. Notwithstanding the previous sentence, the Company makes no representation that this Award is not now, nor in the future, subject to the taxes imposed by Section 409A of the Code nor undertakes to preclude such taxes from applying to this Award.

Prior to the relevant taxable or tax withholding event, as applicable, you shall pay, or make adequate arrangements satisfactory to the Company or to the Employer (in their sole discretion) to satisfy all Tax-Related Items. In this regard, you authorize the Company or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to Tax-Related Items by one or a combination of the following:

1. withholding a number of Shares otherwise deliverable to you from time to time equal to the Retained Share Amount (as defined below); or

2. withholding from your wages or other cash compensation paid to you by the Company and/or the Employer; or

3. withholding from proceeds of the sale of Shares acquired upon settlement of the Stock Units, either through a voluntary sale or through a sale arranged by the Company (on your behalf pursuant to this authorization).

Appendix 1-25

To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, you are deemed to have been issued the full number of Shares subject to the Stock Units, notwithstanding that a number of Shares is retained solely for the purpose of paying the Tax-Related Items due as a result of any aspect of your participation in the Plan.

The “Retained Share Amount” shall mean a number of Shares equal to the quotient of the minimum statutory tax withholding obligation of the Company triggered by the vesting of your Award on the relevant Vesting Date, divided by the Fair Market Value of one Share on the relevant Vesting Date or as otherwise provided in the Plan. If the obligation for Tax-Related Items is satisfied by withholding a number of Shares as described herein, you understand that you will be deemed to have been issued the full number of Shares subject to the settled Stock Units, notwithstanding that a number of Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of the settlement of the Stock Units.

You shall pay to the Company or to the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your receipt of Stock Units, the vesting of Stock Units, or the settlement of vested Stock Units with Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver Shares to you if you fail to comply with your obligation in connection with the Tax-Related Items.

8.	Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered electronically, personally, or sent by certified mail, return receipt requested, addressed to you at the last address that the Company or the Employer had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

The Company may, in its sole discretion, decide to deliver any documents related to Stock Units awarded under the Plan or future Stock Units that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company

.

9.	Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

10.	Modifications. Subject to Section 7 hereof, this Award Agreement may not be modified or amended without your prior consent.

11.	Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

Appendix 1-26

12.	Severability. The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

13.	Stockholder Rights. You, or your estate or heirs, have no rights as a stockholder of the Company until you are recorded as the holder of the Shares upon the stock records of the Company. No adjustments are made for dividends or other rights if the applicable record date occurs before you are recorded as the holder of the Shares, except as otherwise described in the Plan.

14.	Adjustments. In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by these Stock Units may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. These Stock Units shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

15.	No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendation regarding your participation in the Plan, or your acquisition or sale of the underlying Shares. You are hereby advised to consult your own personal tax, legal and financial advisors regarding your participation in the Plan and before taking any action related to the Plan.

16.	Not a Contract of Employment. By accepting this Award Agreement, you acknowledge and agree that (a) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that his or her service was terminated to preclude vesting; (b) you will never make such a claim; (c) nothing in this Award Agreement or the Plan confers on you any right to continue a service relationship with the Company, nor shall anything in this Award Agreement or the Plan affect in any way your right or the rights of the Company or the Employer to terminate your service at any time, with or without cause; and (d) the Company would not have granted this Award to you but for these acknowledgements and agreements.

17.	Governing Law. This Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto are governed by, and subject to, the internal substantive laws but not the choice of law rules of the State of Delaware, as provided in the Plan. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Award Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Diego County, California, or the federal courts of the United States for the Southern District of California, and no other courts, where this Award is made and/or to be performed.

Appendix 1-27

Appendix 2 to DEF 14A

AMENDED AND RESTATED

INSEEGO CORP.

2000 EMPLOYEE STOCK PURCHASE PLAN

(As amended effective July 30, 2024 – Subject to Stockholder Approval)

Article I.
PURPOSE

The purpose of this Plan is to assist Eligible Employees of the Company and its Designated Subsidiaries in acquiring a stock ownership interest in the Company.

The Plan consists of two components: (i) the Section 423 Component and (ii) the Non-Section 423 Component. The Section 423 Component is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and shall be administered, interpreted and construed in a manner consistent with the requirements of Section 423 of the Code. The Non-Section 423 Component authorizes the grant of rights which need not qualify as rights granted pursuant to an “employee stock purchase plan” under Section 423 of the Code. Rights granted under the Non-Section 423 Component shall be granted pursuant to separate Offerings containing such sub-plans, appendices, rules or procedures as may be adopted by the Administrator and designed to achieve tax, securities laws or other objectives for Eligible Employees and Designated Subsidiaries but shall not be intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Except as otherwise determined by the Administrator or provided herein, the Non-Section 423 Component will operate and be administered in the same manner as the Section 423 Component. Offerings intended to be made under the Non-Section 423 Component will be designated as such by the Administrator at or prior to the time of such Offering.

For purposes of this Plan, the Administrator may designate separate Offerings under the Plan in which Eligible Employees will participate. The terms of these Offerings need not be identical, even if the dates of the applicable Offering Period(s) in each such Offering are identical, provided that the terms of participation are the same within each separate Offering under the Section 423 Component (as determined under Section 423 of the Code). Solely by way of example and without limiting the foregoing, the Company could, but shall not be required to, provide for simultaneous Offerings under the Section 423 Component and the Non-Section 423 Component of the Plan.

This Plan constitutes an amendment and restatement of the Inseego Corp. Amended and Restated 2000 Employee Stock Purchase Plan (the “Prior Plan”).

Appendix 2-1

Article II.
DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

2.1 “Administrator” means the entity that conducts the general administration of the Plan as provided in Article XI.

2.2 “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

2.3 “Applicable Law” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which Shares are listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where rights under this Plan are granted.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

2.6 “Common Stock” means common stock of the Company and such other securities of the Company that may be substituted therefore.

2.7 “Company” means Inseego Corp., a Delaware corporation, or any successor.

2.8 “Compensation” of an Eligible Employee means, unless otherwise determined by the Administrator, the gross base compensation or wages received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, excluding overtime payments, sales commissions, incentive compensation, bonuses, expense reimbursements, income received in connection with any compensatory equity awards, fringe benefits and other special payments.

2.9 “Designated Subsidiary” means any Subsidiary designated by the Administrator in accordance with Section 11.2(b), such designation to specify whether such participation is in the Section 423 Component or Non-Section 423 Component. A Designated Subsidiary may participate in either the Section 423 Component or Non-Section 423 Component, but not both; provided that a Subsidiary that, for U.S. tax purposes, is disregarded from the Company or any Subsidiary that participates in the Section 423 Component shall automatically constitute a Designated Subsidiary that participates in the Section 423 Component.

2.10 “Eligible Employee” means:

(a) An Employee who does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Shares and other securities of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee.

Appendix 2-2

(b) Notwithstanding the foregoing, the Administrator may provide in an Offering Document that an Employee shall not be eligible to participate in an Offering Period under the Section 423 Component if: (i) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code; (ii) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two (2) years); (iii) such Employee’s customary employment is for twenty (20) hours per week or less; (iv) such Employee’s customary employment is for less than five (5) months in any calendar year; and/or (v) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Shares under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase Shares under the Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion; provided, further, that any exclusion in clauses (i), (ii), (iii), (iv) or (v) shall be applied in an identical manner under each Offering Period to all Employees, in accordance with Treas. Reg. Section 1.423-2(e).

(c) Further notwithstanding the foregoing, with respect to the Non-Section 423 Component, the first sentence in this definition shall apply in determining who is an “Eligible Employee,” except (i) the Administrator may limit eligibility further within the Company or a Designated Subsidiary so as to only designate some Employees of the Company or a Designated Subsidiary as Eligible Employees, and (ii) to the extent the restrictions in the first sentence in this definition are not consistent with applicable local laws, the applicable local laws shall control.

2.11 “Employee” means any individual who renders services to the Company or any Designated Subsidiary in the status of an employee, and, with respect to the Section 423 Component, a person who is an employee of the Company or any Designated Subsidiary within the meaning of Section 3401(c) of the Code. For purposes of an individual’s participation in, or other rights under the Plan, all determinations by the Company shall be final, binding and conclusive, notwithstanding that any court of law or governmental agency subsequently makes a contrary determination. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treas. Reg. Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, unless otherwise determined by the Administrator, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period.

2.12 “Enrollment Date” means the first Trading Day of each Offering Period.

2.13 “Fair Market Value” means, as of any date, the value of Shares determined as follows: (i) if the Shares are listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Shares as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Shares are not traded on a stock exchange but are quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) in any case, the Administrator may determine the Fair Market Value in its discretion.

2.14 “Non-Section 423 Component” means those Offerings under the Plan, together with the sub-plans, appendices, rules or procedures, if any, adopted by the Administrator as a part of this Plan, in each case, pursuant to which rights to purchase Shares during an Offering Period may be granted to Eligible Employees that need not satisfy the requirements for rights to purchase Shares granted pursuant to an “employee stock purchase plan” that are set forth under Section 423 of the Code.

2.15 “Offering” means an offer under the Plan of a right to purchase Shares that may be exercised during an Offering Period as further described in Article IV hereof. Unless otherwise specified by the Administrator, each Offering to the Eligible Employees of the Company or a Designated Subsidiary shall be deemed a separate Offering, even if the dates and other terms of the applicable Offering Periods of each such Offering are identical, and the provisions of the Plan will separately apply to each Offering. To the extent permitted by Treas. Reg. Section 1.423-2(a)(1), the terms of each separate Offering under the Section 423 Component need not be identical, provided that the terms of the Section 423 Component and an Offering thereunder together satisfy Treas. Reg. Section 1.423-2(a)(2) and (a)(3).

Appendix 2-3

2.16 “Offering Document” has the meaning given to such term in Section 4.1.

2.17 “Offering Period” has the meaning given to such term in Section 4.1.

2.18 “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.19 “Participant” means any Eligible Employee who has executed a subscription agreement and been granted rights to purchase Shares pursuant to the Plan.

2.20 “Payday” means the regular and recurring established day for payment of Compensation to an Employee of the Company or any Designated Subsidiary.

2.21 “Plan” means this amended and restated Inseego Corp. Amended and Restated 2000 Employee Stock Purchase Plan, including both the Section 423 Component and Non-Section 423 Component and any other sub-plans or appendices hereto, as amended from time to time.

2.22 “Purchase Date” means the last Trading Day of each Purchase Period or such other date as determined by the Administrator and set forth in the Offering Document.

2.23 “Purchase Period” shall refer to one or more periods within an Offering Period, as designated in the applicable Offering Document; provided, however, that, in the event no Purchase Period is designated by the Administrator in the applicable Offering Document, the Purchase Period for each Offering Period covered by such Offering Document shall be the same as the applicable Offering Period.

2.24 “Purchase Price” means the purchase price designated by the Administrator in the applicable Offering Document (which purchase price, for purposes of the Section 423 Component, shall not be less than 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article VIII and shall not be less than the par value of a Share.

2.25 “Section 423 Component” means those Offerings under the Plan, together with the sub-plans, appendices, rules or procedures, if any, adopted by the Administrator as a part of this Plan, in each case, pursuant to which rights to purchase Shares during an Offering Period may be granted to Eligible Employees that are intended to satisfy the requirements for rights to purchase Shares granted pursuant to an “employee stock purchase plan” that are set forth under Section 423 of the Code.

2.26 “Securities Act” means the U.S. Securities Act of 1933, as amended.

2.27 “Share” means a share of Common Stock.

Appendix 2-4

2.28 “Subsidiary” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (a) such entity is treated as a disregarded entity under Treas. Reg. Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (b) such entity elects to be classified as a corporation under Treas. Reg. Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary. In addition, with respect to the Non-Section 423 Component, Subsidiary shall include any corporate or non-corporate entity in which the Company has a direct or indirect equity interest or significant business relationship that constitutes a “parent” or “subsidiary” of the Company for purposes of Form S-8 of the Securities Act and whose employees are eligible to be offered securities registrable on Form S-8 of the Securities Act.

2.29 “Trading Day” means a day on which national stock exchanges in the United States are open for trading.

2.30 “Treas. Reg.” means U.S. Department of the Treasury regulations.

Article III.
SHARES SUBJECT TO THE PLAN

3.1 Number of Shares. Subject to Article VIII, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 722,280 Shares. If any right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such right shall again become available for issuance under the Plan.

3.2 Shares Distributed. Any Shares distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury shares or Shares purchased on the open market.

Article IV.
Offering Periods; Offering Documents; Purchase Dates

4.1 Offering Periods. The Administrator may from time to time grant or provide for the grant of rights to purchase Shares under the Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator. The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan and shall be attached hereto as part of the Plan. The Administrator shall establish in each Offering Document one or more Purchase Periods during such Offering Period during which rights granted under the Plan shall be exercised and purchases of Shares carried out during such Offering Period in accordance with such Offering Document and the Plan. The provisions of separate Offerings or Offering Periods under the Plan need not be identical.

4.2 Offering Documents. Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):

(a) the length of the Offering Period, which period shall not exceed twenty-seven (27) months;

(b) the length of the Purchase Period(s) within the Offering Period;

(c) the maximum number of Shares that may be purchased by any Eligible Employee during such Offering Period, which, in the absence of a contrary designation by the Administrator, shall be 500 Shares;

(d) in connection with each Offering Period that contains more than one Purchase Period, the maximum aggregate number of shares which may be purchased by any Eligible Employee during each Purchase Period, which, in the absence of a contrary designation by the Administrator, shall be 500 Shares; and

(e) such other provisions as the Administrator determines are appropriate, subject to the Plan.

Appendix 2-5

Article V.
ELIGIBILITY AND PARTICIPATION

5.1 Eligibility. Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article V and, for the Section 423 Component, the limitations imposed by Section 423(b) of the Code.

5.2 Enrollment in Plan.

(a) Except as otherwise set forth in an Offering Document or determined by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides.

(b) Except as otherwise determined by the Administrator, each subscription agreement shall designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each Payday during the Offering Period as payroll deductions under the Plan. The percentage of Compensation designated by an Eligible Employee may not be less than 1% and may not be more than the maximum percentage specified by the Administrator in the applicable Offering Document (which percentage shall be 10% in the absence of any such designation) as payroll deductions. The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company.

(c) A Participant may increase or decrease the percentage of Compensation designated in his or her subscription agreement, subject to the limits of this Section 5.2, or may suspend his or her payroll deductions, at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections during each Offering Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, a Participant shall be allowed to decrease (but not increase) or suspend his or her payroll deduction elections one time during each Offering Period). Any such change or suspension of payroll deductions shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). In the event a Participant suspends his or her payroll deductions, such Participant’s cumulative payroll deductions prior to the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless he or she withdraws from participation in the Plan pursuant to Article VII.

(d) Except as otherwise set forth in an Offering Document or determined by the Administrator, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.

5.3 Payroll Deductions. Except as otherwise provided in the applicable Offering Document or determined by the Administrator, payroll deductions for a Participant shall commence on the first Payday following the Enrollment Date and shall end on the last Payday in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Article VII or suspended by the Participant or the Administrator as provided in Section 5.2 and Section 5.6, respectively. Notwithstanding any other provisions of the Plan to the contrary, in non-U.S. jurisdictions where participation in the Plan through payroll deductions is prohibited, the Administrator may provide that an Eligible Employee may elect to participate through contributions to the Participant’s account under the Plan in a form acceptable to the Administrator in lieu of or in addition to payroll deductions; provided, however, that, for any Offering under the Section 423 Component, the Administrator shall take into consideration any limitations under Section 423 of the Code when applying an alternative method of contribution.

Appendix 2-6

5.4 Effect of Enrollment. A Participant’s completion of a subscription agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Article VII or otherwise becomes ineligible to participate in the Plan.

5.5 Limitation on Purchase of Shares. An Eligible Employee may be granted rights under the Section 423 Component only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.

5.6 Suspension of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5.5 (with respect to the Section 423 Component) or the other limitations set forth in this Plan, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 5.5 or the other limitations set forth in this Plan shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

5.7 Foreign Employees. In order to facilitate participation in the Plan, the Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction, or who are employed by a Designated Subsidiary outside of the United States, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Except as permitted by Section 423 of the Code, with respect to the Section 423 Component, such special terms may not be more favorable than the terms of rights granted under the Section 423 Component to Eligible Employees who are residents of the United States. Such special terms may be set forth in an addendum to the Plan in the form of an appendix or sub-plan (which appendix or sub-plan may be designed to govern Offerings under the Section 423 Component or the Non-Section 423 Component, as determined by the Administrator). To the extent that the terms and conditions set forth in an appendix or sub-plan conflict with any provisions of the Plan, the provisions of the appendix or sub-plan shall govern. The adoption of any such appendix or sub-plan shall be pursuant to Section 11.2(g). Without limiting the foregoing, the Administrator is specifically authorized to adopt rules and procedures, with respect to Participants who are foreign nationals or employed in non-U.S. jurisdictions, regarding the exclusion of particular Subsidiaries from participation in the Plan, eligibility to participate, the definition of Compensation, handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures, establishment of bank or trust accounts to hold payroll deductions or contributions.

Article VI.
grant and Exercise of rights

6.1 Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of Shares specified under Section 4.2, subject to the limits in Section 5.5, and shall have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of whole Shares as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price (rounded down to the nearest Share). The right shall expire on the earliest of: (x) the last Purchase Date of the Offering Period, (y) the last day of the Offering Period, and (z) the date on which the Participant withdraws in accordance with Section 7.1 or Section 7.3.

Appendix 2-7

6.2 Exercise of Rights. On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole Shares, up to the maximum number of Shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. No fractional Shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to a Participant’s account and carried forward and applied toward the purchase of whole Shares for the next following Offering Period, unless the Administrator provides that such amounts should be returned to the Participant in one lump sum payment in a subsequent payroll check. Shares issued pursuant to the Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.

6.3 Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Shares are to be exercised pursuant to this Article VI on such Purchase Date, and shall either (i) continue all Offering Periods then in effect, or (ii) terminate any or all Offering Periods then in effect pursuant to Article IX. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant without interest in one lump sum in cash as soon as reasonably practicable after the Purchase Date, or such earlier date as determined by the Administrator.

6.4 Withholding. At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Shares issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Shares. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation or Shares received pursuant to the Plan the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Shares by the Participant.

6.5 Conditions to Issuance of 6.6Shares. The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions: (a) the admission of such Shares to listing on all stock exchanges, if any, on which the Shares are then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable; (d) the payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and (e) the lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

Appendix 2-8

Article VII.
WITHDRAWAL; CESSATION OF ELIGIBILITY

7.1 Withdrawal. A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Company no later than one (1) week prior to the end of the Offering Period (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). All of the Participant’s payroll deductions credited to his or her account during an Offering Period shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant is an Eligible Employee and timely delivers to the Company a new subscription agreement.

7.2 Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

7.3 Cessation of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article VII and the payroll deductions credited to such Participant’s account during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12.4, as soon as reasonably practicable, and such Participant’s rights for the Offering Period shall be automatically terminated. If a Participant transfers employment from the Company or any Designated Subsidiary participating in the Section 423 Component to any Designated Subsidiary participating in the Non-Section 423 Component, such transfer shall not be treated as a termination of employment under the Plan, but the Participant shall immediately cease to participate in the Section 423 Component; however, any contributions made for the Offering Period in which such transfer occurs shall be transferred to the Non-Section 423 Component, and such Participant shall immediately join the then-current Offering under the Non-Section 423 Component upon the same terms and conditions in effect for the Participant’s participation in the Section 423 Component, except for such modifications otherwise applicable for Participants in such Offering. A Participant who transfers employment from any Designated Subsidiary participating in the Non-Section 423 Component to the Company or any Designated Subsidiary participating in the Section 423 Component shall not be treated as terminating the Participant’s employment under the Plan and shall remain a Participant in the Non-Section 423 Component until the earlier of (i) the end of the current Offering Period under the Non-Section 423 Component or (ii) the Enrollment Date of the first Offering Period in which the Participant is eligible to participate following such transfer. Notwithstanding the foregoing, the Administrator may establish different rules to govern transfers of employment between entities participating in the Section 423 Component and the Non-Section 423 Component, consistent with the applicable requirements of Section 423 of the Code.

Article VIII.
Adjustments upon Changes in SHARES

8.1 Changes in Capitalization. Subject to Section 8.3, in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, redemption, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 and the limitations established in each Offering Document pursuant to Section 4.2 on the maximum number of Shares that may be purchased); (b) the class(es) and number of Shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.

Appendix 2-9

8.2 Other Adjustments. Subject to Section 8.3, in the event of any transaction or event described in Section 8.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(a) To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;

(b) To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(c) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;

(d) To provide that Participants’ accumulated payroll deductions may be used to purchase Shares prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) shall be terminated; and

(e) To provide that all outstanding rights shall terminate without being exercised.

8.3 No Adjustment Under Certain Circumstances. Unless determined otherwise by the Administrator, no adjustment or action described in this Article VIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Section 423 Component of the Plan to fail to satisfy the requirements of Section 423 of the Code.

8.4 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to outstanding rights under the Plan or the Purchase Price with respect to any outstanding rights.

Appendix 2-10

Article IX.
Amendment, modification and termination

9.1 Amendment, Modification and Termination. The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval of the Company’s stockholders shall be required to amend the Plan to: (a) increase the aggregate number, or change the type, of shares that may be sold pursuant to rights under the Plan under Section 3.1 (other than an adjustment as provided by Article VIII) or (b) change the corporations or classes of corporations whose employees may be granted rights under the Plan.

9.2 Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected (and, with respect to the Section 423 Component of the Plan, after taking into account Section 423 of the Code), the Administrator shall be entitled to change or terminate the Offering Periods, limit the frequency and/or number of changes in the amount withheld from Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of payroll withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with the Plan.

9.3 Actions In the Event of Unfavorable Financial Accounting Consequences. In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(a) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(b) shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action; and

(c) allocating Shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

9.4 Payments Upon Termination of Plan. Upon termination of the Plan, the balance in each Participant’s Plan account shall be refunded as soon as practicable after such termination, without any interest thereon, or the Offering Period may be shortened so that the purchase of Shares occurs prior to the termination of the Plan.

Appendix 2-11

Article X.
TERM OF PLAN

This amended and restated Plan shall become effective on the date it is approved by the Board (the “Restatement Effective Date”). The Plan shall remain in effect until terminated under Section 9.1. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan. This amended and restated Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the Restatement Effective Date. No rights under this amended and restated Plan shall be exercised, and no Shares shall be issued hereunder, until this amended and restated Plan shall have been approved by the stockholders of the Company. If this amended and restated Plan is not approved by the Company’s stockholders within twelve (12) months following the Restatement Effective Date, all rights granted under this amended and restated Plan shall be canceled and become null and void without being exercised, and the Prior Plan will continue in full force and effect on its terms and conditions in effect immediately prior to the Restatement Effective Date.

Article XI.
ADMINISTRATION

11.1 Administrator. Unless otherwise determined by the Board, the Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan). The Board may at any time vest in the Board any authority or duties for administration of the Plan. The Administrator may delegate administrative tasks under the Plan to the services of an Agent or Employees to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.

11.2 Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(a) To determine when and how rights to purchase Shares shall be granted and the provisions of each offering of such rights (which need not be identical).

(b) To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.

(c) To impose a mandatory holding period pursuant to which Employees may not dispose of or transfer Shares purchased under the Plan for a period of time determined by the Administrator in its discretion.

(d) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(e) To amend, suspend or terminate the Plan as provided in Article IX.

(f) Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code for the Section 423 Component.

Appendix 2-12

(g) The Administrator may adopt sub-plans applicable to particular Designated Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 3.1 hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

11.3 Decisions Binding. The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any subscription agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

Article XII.
MISCELLANEOUS

12.1 Restriction upon Assignment. A right granted under the Plan shall not be transferable other than by will or the Applicable Laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except as provided in Section 12.4 hereof, a right under the Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.

12.2 Rights as a Stockholder. With respect to Shares subject to a right granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or his or her nominee following exercise of the Participant’s rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.

12.3 Interest. No interest shall accrue on the payroll deductions or contributions of a Participant under the Plan.

12.4 Designation of Beneficiary.

(a) A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which the Participant’s rights are exercised but prior to delivery to such Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under the Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary shall not be effective without the prior written consent of the Participant’s spouse.

(b) Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

12.5 Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

Appendix 2-13

12.6 Equal Rights and Privileges. Subject to Section 5.7, all Eligible Employees will have equal rights and privileges under the Section 423 Component so that the Section 423 Component of this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Subject to Section 5.7, any provision of the Section 423 Component that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code. Eligible Employees participating in the Non-Section 423 Component need not have the same rights and privileges as other Eligible Employees participating in the Non-Section 423 Component or as Eligible Employees participating in the Section 423 Component.

12.7 Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

12.8 Reports. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

12.9 No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

12.10 Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Section 423 Component of the Plan if such disposition or transfer is made: (a) within two (2) years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one (1) year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

12.11 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced in accordance with the laws of the State of Delaware, disregarding any state’s choice of law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.

12.12 Electronic Forms. To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period in order to be a valid election.

12.13Section 409A. The Section 423 Component of the Plan and the rights to purchase Shares granted pursuant to Offerings thereunder are intended to be exempt from the application of Section 409A of the Code and the U.S. Department of Treasury Regulations and other interpretive guidance issued thereunder (collectively, “Section 409A”). Neither the Non-Section 423 Component nor any right to purchase Shares granted pursuant to an Offering thereunder is intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A. Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any right to purchase Shares granted under the Plan may be or become subject to Section 409A or that any provision of the Plan may cause a right to purchase Shares granted under the Plan to be or become subject to Section 409A, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A, either through compliance with the requirements of Section 409A or with an available exemption therefrom.

* * * * *

Appendix 2-14

AMENDED AND RESTATED INSEEGO CORP.

2000 EMPLOYEE STOCK PURCHASE PLAN

SUB-PLAN FOR

INTERNATIONAL PARTICIPANTS

1. Application

This Sub-Plan for Participants in non-U.S. jurisdictions in the Amended and Restated Inseego Corp. 2000 Employee Stock Purchase Plan (this “Sub-Plan”) sets forth additional terms and conditions applicable to the rights granted to, and the shares of Common Stock purchased by, Eligible Employees in the countries set forth below.

The Plan and this Sub-Plan are complimentary to each other and shall be deemed as one. In any case of contradiction between the provisions of this Sub-Plan and the Plan, the provisions set out in the Sub-Plan shall prevail. Any capitalized terms used in this Sub-Plan but not defined shall have the meaning given to those terms in the Plan.

2. Global Provisions

(a) Data Protection. It shall be a term and condition for participation in the Plan that a Participant explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of a Participant’s personal “Data” (as defined below) by and among, as applicable, the Company, any Parent or Subsidiary and a Participant’s employing entity (the “Employer”), if different, and their affiliates (collectively, the “Company Group”) for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Company Group holds certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, e-mail address, date of birth, employee identification number, NRIC or passport number or equivalent, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). Data will be transferred to such stock plan service providers, as may be prudently selected by the Company, which are assisting the Company with the implementation, administration and management of the Plan. The recipients of the Data may be located in the United States of America or elsewhere (and, if the Participant is a resident of a member state of the European Union, may be outside the European Economic Area) and that the recipient’s country (e.g., the United States of America) may have different data privacy laws and protections than the Participant’s country. The Participant may request a list with the names and addresses of all recipients of the Data by contacting his or her local human resources representative. Each Participant hereby authorizes the Company Group and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan. Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Company will also make the Data available to public authorities where required under locally applicable law. A Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case, without cost, by contacting in writing the Participant’s local human resources representative. A Participant’s refusal to provide consent or withdrawal of consent may affect the Participant’s ability to participate in the Plan. This section applies to information held, used or disclosed in any medium.

If Participant resides in the UK or the European Union, the Company Group will hold, collect and otherwise process certain Data as set out in the applicable Company’s GDPR-compliant data privacy notice, which will be or has been provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.

Appendix 2-15

(b) Acknowledgment of Nature of Plan and Rights. In participating in the Plan, each Participant acknowledges that:

(i) for employment and labor law purposes, the rights granted and the shares of Common Stock purchased under the Plan are an extraordinary item that do not constitute wages of any kind for services of any kind rendered to the Company, any Parent or Subsidiary or the Employer, and the award of rights is outside the scope of Participant’s service contract, if any;

(ii) for employment and labor law purposes, the rights granted and the Common Stock purchased under the Plan are not part of normal or expected wages or salary for any purposes, including, but not limited to, calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, holiday pay, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer, its Parent or any Subsidiary of the Company;

(iii) the rights and the shares of Common Stock purchased under the Plan are not intended to be an integral component of compensation or to replace any pension rights or compensation;

(iv) neither the rights nor any provision of Plan or the policies adopted pursuant to the Plan confer upon any Participant any right with respect to service or continuation of current service and shall not be interpreted to form a service contract or relationship with the Company or any Subsidiary;

(v) the future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty;

(vi) if the underlying shares of Common Stock do not increase in value, the right may have no value; and

(vii) if a Participant acquires shares of Common Stock, the value of the shares of Common Stock acquired upon purchase may increase or decrease in value, even below the original price paid.

AMENDED AND RESTATED INSEEGO CORP.

2000 EMPLOYEE STOCK PURCHASE PLAN

SUB-PLAN FOR

INTERNATIONAL PARTICIPANTS

[Individual country provisions to come]

Appendix 2-16